             MASTER REPURCHASE AGREEMENT (2007 RESIDUAL SECURITIES)

                                                 Dated as of April 18, 2007

AMONG:

Wachovia  Investment  Holdings,  LLC  ("Buyer",  which  term shall  include  any
"Principal"  as defined and  provided  for in Annex I), as buyer,  and  Wachovia
Capital Markets, LLC, as agent pursuant hereto ("Agent");

NovaStar Mortgage,  Inc. ("NMI"), as a seller,  NovaStar Certificates  Financing
LLC  ("NCFLLC"),  as a seller and NovaStar  Certificates  Financing  Corporation
("NCFC"),  as a seller (NMI,  NCFLLC and NCFC,  each a Seller and  collectively, jointly and severally, the "Sellers").

1.   APPLICABILITY

     Buyer shall,  from time to time,  upon the terms and  conditions  set forth herein,  agree to enter  into  transactions  in which  the  related  Seller transfers to Buyer Eligible  Assets against the transfer of funds by Buyer, with a  simultaneous  agreement by Buyer to transfer to the related  Seller such Purchased  Assets at a date certain,  against the transfer of funds by the related Seller.  Each such transaction shall be referred to herein as a
     "Transaction",  and, unless otherwise agreed in writing,  shall be governed by this Agreement.

2.   DEFINITIONS AND INTERPRETATION

     a. Defined Terms.

     "2006 Dividend"  shall mean the dividend  distribution to be made by NFI to comply with U.S.  federal income tax law requirements for REITs to distribute at least 90% of their REIT taxable income.

     "Adjusted Tangible Net Worth" shall mean at any date:

          (a) Book Net Worth  plus the  notional  amount of any Trust  Preferred
Securities, minus

          (b) The sum of (1) all assets which would be  classified as intangible assets of NFI and its consolidated Subsidiaries under GAAP (except purchased and capitalized value of servicing rights), including, without limitation,  goodwill
(whether  representing  the excess  cost over book value of assets  acquired  or
otherwise),  patents,  trademarks,  trade  names,  copyrights,   franchises  and
deferred charges (including,  without limitation,  unamortized debt discount and expense, organization costs and research and product development costs) plus (2)
all  receivables  from  directors,  officers  and  shareholders  of NFI  and its consolidated Subsidiaries, minus

          (c) The amount of unrealized  gains on debt  securities (as defined in
FASB 115) of NFI and any Subsidiaries of NFI Holding, plus

          (d) The amount of unrealized  losses on debt securities (as defined in
FASB 115) of NFI and any Subsidiaries of NFI Holding.

Provided  that in all cases such amounts  shall be  determined  by combining the relevant figures for NFI and its  consolidated  Subsidiaries and its Affiliates, as accounted for under the equity method.

     "Affiliate"  means, with respect to any specified Person,  any other Person controlling or controlled by or under common control with such specified Person.
For the  purposes of this  definition,  "control"  means the power to direct the management and policies of such Person, directly or indirectly,  whether through the ownership of voting equity, by contract or otherwise.

     "Agent" means Wachovia Capital Markets, LLC or any successor.

     "Agreement"   means  this  Master   Repurchase   Agreement  (2007  Residual
Securities), as it may be amended,  supplemented or otherwise modified from time to time.

     "Book Net  Worth"  shall  mean the  excess  of total  assets of NFI and its consolidated  Subsidiaries  over Total  Liabilities of NFI and its  consolidated
Subsidiaries  determined in accordance with GAAP (or such non-GAAP principles as may be disclosed to and approved by Buyer from time to time).

     "Breakage  Costs" shall have the meaning  assigned  thereto in Section 3(c)
herein.

     "Business  Day" means any day other than (i) a Saturday or Sunday or (ii) a day upon which the New York Stock  Exchange or the Federal  Reserve  Bank of New
York is obligated by law or executive order to be closed.

     "Buyer's  Margin Amount" means,  with respect to any  Transaction as of any date of  determination,  the amount  obtained by  application  of Buyer's Margin
Percentage to the Repurchase Price for such Transaction as of such date.

     "Buyer's Margin  Percentage" shall have the meaning assigned thereto in the
Side Letter.

     "Change of Control"  shall mean any person or group of persons  (other than
(i) any  subsidiary of the NFI or (ii) any employee or director  benefit plan or stock plan of the NFI or any  subsidiary  of the NFI or any trustee or fiduciary with respect to any such plan when acting in that  capacity or any trust related
to  any  such  plan)  shall  have  acquired   beneficial   ownership  of  shares
representing  more than 50% of the  combined  voting  power  represented  by the outstanding  common  stock of the NFI (within  the  meaning of Section  13(d) or
14(d) of the  Securities  Exchange Act of 1934, as amended,  and the  applicable rules and regulations thereunder).

     "Change in Law" means (a) the adoption of any law, rule or regulation after the date of this Agreement,  (b) any change in any law, rule or regulation or in the  interpretation or application  thereof by any Governmental  Authority after the date of this  Agreement  or (c)  compliance  by Buyer

(or any Affiliate of Buyer) with any request, guideline or directive (whether or not having the force of law) of any Governmental  Authority made or issued after the date of this Agreement.

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

     "Collateral" shall have the meaning assigned thereto in Section 8 hereof.

     "Collateral  Security,  Setoff and Netting  Agreement" means the Collateral
Security,  Setoff and Netting  Agreement  dated as of April 18, 2007 among Buyer and certain  Affiliates and NFI, NMI and certain Affiliates as it may be further amended from time to time.

     "Combined  Market Value" means the aggregate  Market Value of the Purchased
Assets and the market value of the servicing rights that are purchased  pursuant to the Master Repurchase Agreement (2007 Servicing Rights).

     "Combined Maximum Aggregate Purchase Price" shall have the meaning assigned thereto  in the Side  Letter.

     "Combined  Purchase  Price"  means  the  aggregate  Purchase  Price  of the
Purchased  Assets  and the  purchase  price  of the  servicing  rights  that are purchased pursuant to the Master Repurchase Agreement (2007 Servicing Rights).

     "Commitment  Letter"  means the  commitment  letter,  dated as of April 11,
2007, among the Buyer, the Agent, Wachovia Bank, N.A., NFI and NMI.

     "Confirmation" shall have the meaning assigned thereto in Section 4 hereof.

     "Default"  means any event,  that, with the giving of notice or the passage of time or both, would constitute an Event of Default.

     "Default Rate" means,  as of any date of  determination,  the lesser of (i)
the Prime Rate plus 4% and (ii) the maximum rate permitted by applicable law.

     "Delinquency  and Loss  Trigger"  shall mean with  respect to any  Residual
Security, the threshold set forth in the related securitization transaction that
is  included  in  the  related   Transaction   Notice,  if  any,  for  allowable
delinquencies and losses with respect to such Residual Security.

     "Dividend  Securities"  shall mean notes,  bonds,  debentures  or common or preferred stock of NFI or its subsidiaries  that qualify as property and will be treated as a deductible  dividend to NFI  shareholders  under the Code,  and are reasonably acceptable to the Buyer.

     "Effective Date" shall mean the date set forth on the top of the first page of this Agreement.

     "Eligible  Asset" shall mean each  Residual  Security  issued from existing
securitizations   which  include  either  Seller's  originated   first-lien  and
second-lien home loans to sub-prime borrowers (except securities issued pursuant to the NovaStar  Mortgage  Funding  Trust,  Series  2006-MTA1),

which residual  certificates  may have previously been pledged and included in a net  interest  margin  security  and are deemed to be  eligible by the Buyers in their sole and  absolute  discretion  and with  respect to which (i) each of the representations  and warranties  set forth on Exhibit C hereto  (notwithstanding that any such  representations are made to the best knowledge of the Sellers) is accurate  and  complete  as of the  date of the  related  Confirmation  (and the related Seller by including any security in any such Transaction shall be deemed to make such  representations  and  warranties to Buyer at and as of the date of such Transaction) and (ii) any related Delinquency and Loss Trigger has not been met.

     "ERISA" shall mean the Employee  Retirement Income Security Act of 1974, as
amended from time to time.

     "ERISA Affiliate" shall mean any corporation or trade or business that is a member of any group of  organizations  (i) described in Section 414(b) or (c) of the Code of which  Seller is a member and (ii) solely for  purposes of potential liability under Section  302(c)(11) of ERISA and Section  412(c)(11) of the Code
and the lien created  under  Section  302(f) of ERISA and Section  412(n) of the
Code,  described  in  Section  414(m)  or (o) of the Code of which  Seller  is a member.

     "Event of Default"  shall have the meaning  assigned  thereto in Section 18 hereof.

     "Existing Agreements" shall include the agreements and facilities set forth on Schedule 1 attached hereto.

     "GAAP" shall mean generally  accepted  accounting  principles in the United
States of America in effect from time to time.

     "Governing  Agreement"  shall mean with respect to any Purchased Asset, the pooling and servicing agreement, indenture or similar agreement.

     "Governmental Authority" shall mean any nation or government,  any state or other  political  subdivision  thereof,  or  any  entity  exercising  executive, legislative, judicial, regulatory or administrative functions over any Seller.

     "Guarantee" means, as to any Person, any obligation of such Person directly or indirectly guaranteeing any Indebtedness of any other Person or in any manner providing for the payment of any Indebtedness of any other Person.

     "Guarantors"  means NFI, NFI Holding,  NovaStar  Mortgage Inc. and Homeview
Lending, Inc.

     "Guaranty" means the Guaranty of the Guarantors,  jointly and severally, in favor of the Buyer, dated as of April 18, 2007.

     "Income"  means,  with  respect  to any  Purchased  Asset at any time,  any
principal   distributions   thereon  and  all  interest,   dividends  and  other
collections  and  distributions  thereon,  but not including any  commitment nor origination fees.

     "Indebtedness" shall mean, for any Person: (a) all obligations for borrowed money;  (b)  obligations  of  such  Person  to  pay  the  deferred  purchase  or acquisition  price of Property or services,  other than trade  accounts  payable
(other than for borrowed money) arising,  and accrued expenses incurred,  in the ordinary  course of business so long as such trade accounts  payable are payable and paid within ninety (90) days of the date the respective  goods are delivered or the respective services are rendered; (c) indebtedness of others secured by a lien on the Property of such Person, whether or not the respective  indebtedness so secured has been  assumed by such  Person;  (d)  obligations  (contingent  or otherwise) of such Person in respect of letters of credit or similar instruments issued for account of such Person; (e) capital lease obligations of such Person;
(f) obligations of such Person under repurchase  agreements or like arrangements financially  equivalent to obligations for borrowed money;  (g)  indebtedness of others  guaranteed on a recourse  basis by such Person;  (h) all  obligations of such Person  incurred in connection  with the  acquisition  or carrying of fixed assets by such Person;  (i)  indebtedness of general  partnerships of which such
Person is a general partner;  and (j) any other  contingent  liabilities of such
Person for the liabilities or obligations of any other Person.

     "Investment  Company  Act" means the  Investment  Company  Act of 1940,  as amended, including all rules and regulations promulgated thereunder.

     "LIBOR"  shall  mean,  for each day of a  Transaction,  a rate based on the offered rates of the Reference  Banks for one-month  U.S.  dollar  deposits,  as determined by Buyer for the related Purchase Date.

     "Lien" shall mean, any mortgage,  lien, pledge, charge,  security interest, option or claim or similar encumbrance.

     "Margin  Call"  shall have the  meaning  assigned  thereto in Section  6(a)
hereof.

     "Margin  Deficit" shall have the meaning  assigned  thereto in Section 6(a)
hereof.

     "Market  Value"  means (i) with respect to any  Purchased  Asset that is an
Eligible  Asset,  as of any date of  determination,  the value  ascribed to such asset by Buyer in its sole  discretion,  and (ii) with  respect  to a  Purchased
Asset that is not an Eligible Asset, zero.

     "Master  Repurchase  Agreement (2007 Servicing  Rights)" means that certain master  repurchase  agreement (MSR),  dated as of April 18, 2007, among Wachovia
Bank, National Association and NovaStar Mortgage,  Inc., as amended from time to time.

     "Material  Adverse  Change"  means  any  material  adverse  change  in  the business,  financial performance,  assets, operations or condition (financial or otherwise) of NFI and its consolidated subsidiaries, taken as a whole.

     "Material  Adverse Effect" means (a) a Material Adverse Change with respect to a Guarantor or a Guarantor and its  Affiliates  that are party to any Program
Document  taken  as a whole;  (b) a  material  impairment  of the  ability  of a
Guarantor or any  Affiliate  that is a party to any Program  Document to perform under any Program Document and to avoid any Event of Default;  or (c) a

material  adverse  effect  upon  the  legality,   validity,  binding  effect  or
enforceability of any Program Document against a Guarantor or any Affiliate that is a party to any Program Document.

     "Maximum  Aggregate Purchase Price" shall have the meaning assigned thereto in the Side Letter.

     "Mortgage Assets" shall mean home equity loans or mortgage loans originated by an affiliate of a Seller.

     "Non-Seller  Affiliate"  means an Affiliate of any Seller or Guarantor that is not, itself, a Seller or Guarantor.

     "Notice Date" shall have the meaning assigned thereto in Section 4 hereof.

     "NFI" means  NovaStar  Financial,  Inc. and its  permitted  successors  and assigns.

     "NFI Holding" means NFI Holding  Corporation  and its permitted  successors and assigns.

     "NMI" means  NovaStar  Mortgage,  Inc.  and its  permitted  successors  and assigns.

     "Obligations"  means (a) all of Sellers' and Guarantors'  obligation to pay the  Repurchase  Price  on  the  Repurchase  Date,  and  other  obligations  and liabilities of Sellers and Guarantors, to Buyer or its Affiliates arising under, or in connection with, the Program Documents or otherwise,  whether now existing or hereafter  arising;  (b) any and all sums paid by Buyer or on behalf of Buyer pursuant to the Program  Documents in order to preserve any  Purchased  Asset or its interest  therein;  (c) in the event of any proceeding for the collection or enforcement  of any of  Seller's or  Guarantors'  indebtedness,  obligations  or liabilities  referred to in clause (a),  the  reasonable  expenses of  retaking, holding,  collecting,  preparing for sale, selling or otherwise  disposing of or realizing on any Purchased  Asset, or of any exercise by Buyer or such Affiliate of its  rights  under the  related  agreements,  including  without  limitation, reasonable  attorneys' fees and  disbursements  and court costs;  and (d) all of
Sellers' and  Guarantors'  obligations to Buyer or any other Person  pursuant to the Program Documents.

     "Person"   shall  mean  any  legal  person,   including   any   individual,
corporation,  partnership,  association,  joint-stock  company,  trust,  limited liability company,  unincorporated  organization,  governmental  entity or other entity of similar nature.

     "Plan"  shall  mean an  employee  benefit  or  other  plan  established  or maintained  by Seller or any ERISA  Affiliate  and covered by Title IV of ERISA, other than a Multiemployer Plan.

     "Price  Differential"  means,  with respect to each  Transaction  as of any date, the aggregate amount obtained by daily application of the Pricing Rate for such  Transaction  to the  Purchase  Price on a  360-day-per-year  basis for the actual  number of days  during  the period  commencing  on (and  including)  the
Purchase Date and ending on (but excluding) the date of  determination  (reduced by any amount of such Price  Differential  in respect of such period  previously paid by the related Seller to Buyer) with respect to such Transaction.

     "Pricing Rate" shall have the meaning assigned thereto in the Side Letter.

     "Prime Rate" means the daily prime loan rate as reported in The Wall Street
Journal or if more than one rate is published, the highest of such rates.

     "Principal" shall have the meaning given to it in Annex I.

     "Program Documents" means this Agreement,  the Collateral Security,  Setoff and Netting Agreement,  the Guaranty, the Side Letter, the Commitment Letter and
any other  agreement  entered into by any of the Sellers and/or a Guarantor,  on the one hand,  and Buyer or one of its  Affiliates  on the other,  in connection herewith or therewith.

     "Property"  means  any  right or  interest  in or to  property  of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

     "Purchase  Date"  means  the  date  on  which  Purchased  Assets  are to be transferred by the related Seller to Buyer.

     "Purchase  Price" means the price at which Purchased Assets are transferred by Sellers to Buyer in a Transaction,  which shall (unless  otherwise agreed) be equal to the  Purchase  Price  Percentage  times the Market Value of the related
Purchased Assets.

     "Purchase Price  Percentage" shall have the meaning assigned thereto in the
Side Letter.

     "Purchased  Assets"  means,  with  respect to a  Transaction,  the Residual
Securities which are the subject of such Transaction,  together with the related
Records and other  Collateral,  and all instruments,  chattel paper, and general intangibles comprising or relating to all of the foregoing.

     "Rating Agency" means each of Moody's Investors Service,  Inc.,  Standard &
Poor's, a division of The McGraw Hill Companies, Inc. or Fitch Ratings.

     "Records" means all instruments,  agreements and other books,  records, and reports  and data  generated  by other  media  for the  storage  of  information maintained by the related Seller or any other person or entity with respect to a
Purchased  Asset.  Records  shall include the  certificates  with respect to any
Purchased  Asset and any other  instruments  necessary  to document or service a
Purchased Asset.

     "Reference  Banks" mean any leading  banks  selected by the Agent which are engaged in transactions in Eurodollar deposits in the international Eurocurrency market with an established place of business in London.

     "Relevant System" shall mean, (i) The Depository Trust Company in New York,
New York, or (ii) such other clearing  organization  or book-entry  system as is designated in writing by Buyer.

     "REIT" shall mean a real estate investment trust, as defined in Section 856 of the Code.

     "REMIC"  means a "real  estate  mortgage  investment  conduit"  within  the meaning of Section 860D of the Code.

     "Repurchase  Date" shall have the meaning  assigned thereto in Section 3(b)
and shall also include the date determined by application of Section 19.

     "Repurchase  Price"  means the price at which  Purchased  Assets  are to be transferred  from Buyer to the  related  Seller upon the  Repurchase  Date for a
Transaction,  which  will be  determined  in each case  (including  Transactions terminable  upon  demand)  as the  sum of  the  Purchase  Price  and  the  Price
Differential as of the date of such determination.

     "Required  Equity"  shall mean,  with respect to NFI (and its  consolidated
Subsidiaries)  (together,  the  "Companies"),  the  sum  of the  dollar  amounts calculated  after  multiplying  the amount  determined by combining the relevant figures for NFI and its consolidated Subsidiaries for each asset class set forth in the table  below (or if such  asset  class is owned by NFI or a  consolidated
Subsidiary  but cannot be determined  by combining the relevant  figures for NFI and its consolidated  Subsidiaries,  the fair market value thereof as calculated by the Companies  subject,  however,  to the approval of Buyer which will not be unreasonably  withheld) by the  Percentage  Multipliers  set forth opposite such asset class in the table below:

  ----------------------------------------------------------------------------
                                                                    Percentage
   Asset Class                                                      Multiplier
  ----------------------------------------------------------------------------
   Cash                                                                     0%
  ----------------------------------------------------------------------------
   Mortgage Loans held-for-sale including accrued interest                  5%
  ----------------------------------------------------------------------------
   Mortgage loans held-in-portfolio including accrued interest              5%
   (securitized in an owners trust)
  ----------------------------------------------------------------------------
   Mortgage loans held-in-portfolio including accrued interest           1.75%
   (securitized in a REMIC trust)
  ----------------------------------------------------------------------------
   AAA-Rated I/O and Prepay (P) Certificates booked on-B/S                 25%
  ----------------------------------------------------------------------------
   BBB NIM Certificates                                                    25%
  ----------------------------------------------------------------------------
   Residuals from whole loan securitizations                               35%
  ----------------------------------------------------------------------------
   Residuals from NIM/CAPS                                                100%
  ----------------------------------------------------------------------------
   Non-rated subordinate bonds (excluding residuals)                      100%
  ----------------------------------------------------------------------------
   A-Rated Mortgage-Backed Securities not in CDO                           20%
  ----------------------------------------------------------------------------
   BBB-Rated Mortgage-Backed Securities not in CDO                         25%
  ----------------------------------------------------------------------------
   BB-Rate Mortgage-Backed Securities not in CDO                           50%
  ----------------------------------------------------------------------------
   Mortgage-Backed Securities in CDO                                        5%
  ----------------------------------------------------------------------------

  ----------------------------------------------------------------------------
                                                                    Percentage
   Asset Class                                                      Multiplier
  ----------------------------------------------------------------------------
   CDO Equity Sub Notes                                                   100%
  ----------------------------------------------------------------------------
   CDO BBB Bonds                                                            5%
  ----------------------------------------------------------------------------
   Agency Securities                                                        3%
  ----------------------------------------------------------------------------
   Servicing Agreements (Mortgage Servicing Rights)                        35%
  ----------------------------------------------------------------------------
   Servicing Advances                                                      15%
  ----------------------------------------------------------------------------
   REO + Non-performing (90+ & foreclosures from bond                      35%
   collateral calls)
  ----------------------------------------------------------------------------
   Other assets
  - Hedging Agreements (Value of reserves that are not reflected          100%
    in Marks to Market that impact equity)
  - All Other Assets (all else remaining - including Other                 35%
    Receivables & PP&E
  ----------------------------------------------------------------------------
   Intangible Assets                                                      100%
  ----------------------------------------------------------------------------

     provided  that  the  Required  Equity  shall  be  reduced  by any  Dividend
Securities  with a maturity date of more than one year issued in connection with the 2006 Dividend.

     "Residual  Security" shall mean a non-rated  mortgage-backed  security that
receives  cash  flows   consisting  of  excess   interest,   and/or  release  of
over-collateralization  or  reserve  funds,  or any  other  type  of  cash  flow including  mortgage  principal  and interest  payments,  prepayment  charges and liquidiation proceeds.

     "SEC" shall mean the Securities and Exchange Commission.

     "Servicer"  shall  mean  the  designated   servicer  under  each  Servicing
Agreement.

     "Servicing  Agreement" shall mean any servicing agreement pursuant to which any Mortgage Assets are serviced.

     "Side  Letter"  means the Pricing Side Letter,  dated as of April 18, 2007, among the Sellers, Guarantors and Buyer.

     "Structuring  Fee"  shall  have the  meaning  assigned  thereto in the Side
Letter.

     "Subsidiary"   means,   with  respect  to  any  Person,   any  corporation,
partnership  or other entity of which at least a majority of the  securities  or other ownership  interests  having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons  performing  similar functions of such  corporation,  partnership  or other entity  (irrespective  of whether or not at the

time  securities or other  ownership  interests of any other class or classes of such  corporation,  partnership  or other entity shall have or might have voting power by reason of the happening of any  contingency) is at the time directly or indirectly  owned or  controlled by such Person or one or more  Subsidiaries  of such  Person or by such  Person  and one or more  Subsidiaries  of such  Person;
provided,  however,  that for purposes of Section 18 hereof,  "Subsidiary" shall not include any of the entities listed on Exhibit D hereto, which may be revised by Sellers from time to time upon consent of Buyer.

     "Substitute Assets" has the meaning assigned thereto in Section 16(a).

     "Termination Date" has the meaning assigned thereto in Section 27.

     "TMP  REIT  Securities"  means the  Residual  Securities  for the  NovaStar
Mortgage  Funding  Trust,  Series 2006-1 and NovaStar  Mortgage  Funding  Trust,
Series 2006-MTA1.

     "Total   Liabilities"   shall  mean  total   liabilities  of  NFI  and  its
consolidated  Subsidiaries  determined  in  accordance  with  GAAP (or with such non-GAAP  principles  as may be  disclosed to and approved by Buyer from time to time); provided; for purposes of this Agreement, such term shall not include any
Trust Preferred Securities.

     "Transaction" has the meaning assigned thereto in Section 1.

     "Transaction Notice" means a written request of the related Seller to enter into a Transaction,  in the form attached hereto as Exhibit B which is delivered to Buyer.

     "Trust Agreement" shall mean each of the trust agreements pursuant to which a Residual Security has been issued.

     "Trust  Preferred  Securities"  shall mean (i) the $50,000,000 of unsecured floating rate securities  issued by NovaStar  Capital Trust I, a statutory trust
100 percent  owned by NMI,  pursuant  to the  indenture  dated  March 15,  2005, between NMI and JP Morgan Chase Bank, NA, as trustee and (ii) the $35,000,000 of unsecured  floating  rate  securities  issued by  NovaStar  Capital  Trust II, a statutory trust 100 percent owned by NMI,  pursuant to the indenture dated April
18, 2006, between NMI and JP Morgan Chase Bank, NA, as trustee.

     "Trustee" shall mean, as applicable, the entity designated as such pursuant to each Trust Agreement.

     "Trustee  Instruction Letter" shall mean a letter substantially in the form of Exhibit E.

     "Uniform Commercial Code" means the Uniform Commercial Code as in effect on the date  hereof in the State of New York or the Uniform  Commercial  Code as in
effect in the applicable jurisdiction.

     "Usage Fee" shall have the meaning assigned thereto in the Side Letter.

                                       10

     b. Interpretation.

     Headings are for  convenience  only and do not affect  interpretation.  The following  rules of this  subsection  (b)  apply  unless  the  context  requires otherwise.  The singular  includes the plural and conversely.  A gender includes all genders. Where a word or phrase is defined, its other grammatical forms have a corresponding meaning. A reference to a subsection,  Section, Annex or Exhibit is, unless otherwise specified, a reference to a Section of, or annex or exhibit to,  this  Agreement.  A  reference  to a party  to this  Agreement  or  another agreement or document includes the party's successors and permitted  substitutes or assigns.  A reference  to an  agreement  or document is to the  agreement  or document as amended, modified, novated,  supplemented or replaced, except to the extent  prohibited by any Program  Document.  A reference to legislation or to a provision  of  legislation  includes a  modification  or  re-enactment  of it, a
legislative   provision  substituted  for  it  and  a  regulation  or  statutory instrument  issued  under  it. A  reference  to  writing  includes  a  facsimile transmission  and any means of reproducing  words in a tangible and  permanently visible form. A reference to conduct includes,  without limitation, an omission, statement  or  undertaking,  whether  or not in  writing.  An Event  of  Default subsists  until it has been  waived in writing  by the Buyer or has been  timely cured. The words "hereof", "herein", "hereunder" and similar words refer to this
Agreement as a whole and not to any particular provision of this Agreement.  The term  "including" is not limiting and means "including  without  limitation." In the  computation of periods of time from a specified  date to a later  specified date,  the word "from"  means "from and  including",  the words "to" and "until"
each mean "to but  excluding",  and the word "through" means "to and including."
This Agreement may use several different  limitations,  tests or measurements to
regulate  the  same  or  similar  matters.  All  such  limitations,   tests  and
measurements are cumulative and shall each be performed in accordance with their terms.  Unless the context otherwise clearly requires,  all accounting terms not expressly  defined  herein shall be construed,  and all  financial  computations
required  under  this  Agreement   shall  be  made,  in  accordance  with  GAAP,
consistently  applied.  References  herein to "fiscal year" and "fiscal quarter"
refer to such  fiscal  periods of the related  Seller.  Except  where  otherwise provided in this  Agreement any  determination,  statement or certificate by the
Buyer or an authorized  officer of the Buyer  provided for in this  Agreement is conclusive  and binds the parties in the absence of manifest  error. A reference to an agreement  includes a security interest,  guarantee,  agreement or legally enforceable  arrangement  whether or not in writing.  A reference  to a document includes  an  agreement  (as so defined)  in writing or a  certificate,  notice, instrument or document, or any information recorded in computer disk form. Where the  related  Seller or a Guarantor  is required to provide any  document to the
Buyer under the terms of this Agreement, the relevant document shall be provided in writing or printed form unless the Buyer requests  otherwise.  At the request of the Buyer,  the  document  shall be provided  in  computer  disk form or both printed and computer  disk form.  This  Agreement is the result of  negotiations among and has been reviewed by counsel to the Buyer, Guarantors and the Sellers, and is the product of all parties.  In the interpretation of this Agreement,  no rule of construction  shall apply to  disadvantage  one party on the ground that such  party  proposed  or was  involved  in the  preparation  of any  particular provision of this Agreement or this  Agreement  itself.  Except where  otherwise expressly  stated,  the  Buyer  may  give or  withhold,  or give  conditionally, approvals and consents,  and may form opinions and make  determinations at their absolute  discretion.  Any requirement of good faith,  discretion or judgment by the Buyer shall not be construed to require Buyer to request or await receipt of information or documentation  not immediately  available from or with respect to the related Seller, a Guarantor,  a servicer of the Purchased Assets,  any other
Person or

                                       11

the Purchased  Assets  themselves.  With respect to any information set forth on
Schedules 1, 2 and 3 attached  hereto,  Buyer has reviewed and consented to such information on such schedules as of the Effective Date; provided,  however, that to the extent any facts or  circumstances  relating to the matters  disclosed on such  schedules  change after the Effective  Date,  Buyer shall not be deemed to have  consented  to any such  change  and such  change may result in an Event of
Default.

3.   THE TRANSACTIONS

     a. The related Seller shall repurchase  Purchased Assets from Buyer on each related  Repurchase Date. Each obligation to repurchase  subsists without regard to any prior or  intervening  liquidation  or  foreclosure  with respect to each
Purchased  Asset. The related Seller is obligated to obtain the Purchased Assets from Buyer or its  designee  at the related  Seller's  expense on (or after) the related Repurchase Date.

     b.  Provided that the  applicable  conditions in Sections 9(a) and (b) have been  satisfied,  each Purchased Asset that is repurchased by the related Seller on the 26th day of each month (or, if such 26th day is not a Business  Day,  the immediately  following Business Day) following the related initial Purchase Date
(the day of the month so determined for each month, or any other date designated by the related  Seller to Buyer for such a  repurchase  on at least one Business
Day's prior notice to Buyer, a "Repurchase  Date", which term shall also include the date  determined by  application of Section 19) shall  automatically  become subject to a new  Transaction  unless Buyer is notified by the related Seller at least one (1) Business Day prior to any  Repurchase  Date,  provided that if the
Repurchase Date so determined is later than the Termination Date, the Repurchase
Date for such Transaction shall automatically reset to the Termination Date, and the  provisions of this sentence as it might relate to a new  Transaction  shall expire on such date for each new Transaction,  unless otherwise agreed,  (y) the accrued and unpaid Price  Differential  shall be settled in cash on each related
Repurchase  Date,  and (z) the  Pricing  Rate  shall be as set forth in the Side
Letter.

     c. If the related Seller  repurchases  Purchased Assets on any day which is not a  Repurchase  Date for such  Purchased  Assets,  the related  Seller  shall indemnify  Buyer and hold Buyer harmless from any losses,  costs and/or expenses which Buyer may sustain or incur arising from the reemployment of funds obtained by Buyer  hereunder or from fees payable to  terminate  the deposits  from which such funds were obtained  ("Breakage  Costs"), in each case for the remainder of the  applicable  30 day  period.  Buyer shall  deliver to the  related  Seller a statement  setting forth the amount and basis of  determination  of any Breakage
Costs in such detail as  determined  in good faith by Buyer to be  adequate,  it being  agreed that such  statement  and the method of its  calculation  shall be adequate and shall be  conclusive  and binding upon the related  Seller,  absent manifest error. This Section shall survive termination of this Agreement and the repurchase of all Purchased Assets subject to Transactions hereunder.

4.   ENTERING INTO TRANSACTIONS, TRANSACTION NOTICE CONFIRMATIONS

     Under the terms and  conditions  of the  Program  Documents,  Buyer  hereby agrees  to enter  into  Transactions  with a  Purchase  Price up to the  Maximum
Aggregate Purchase Price. In no event shall Buyer be required to enter into more than one Transaction in any day.  Unless  otherwise  agreed,  the related Seller shall give Buyer  notice of any  proposed  Purchase  Date prior to 2:00 p.m. New
York

                                       12

City time on the second  (2nd)  preceding  Business  Day (the date on which such notice is so given,  the "Notice Date"),  provided that the initial  Transaction shall only require one (1) Business Day prior  notice.  On the Notice Date,  the related Seller or a Guarantor  shall request that Buyer enter into a Transaction by furnishing to Buyer a Transaction  Notice.  On such Notice Date,  the related
Seller shall (I) with respect to Eligible Assets that shall be delivered or held in definitive,  certificated form, deliver to Buyer the original of the relevant certificate with respect to the related Eligible Assets either (i) registered in the  name of  Buyer or (ii) if Buyer  consents  thereto  in its sole  discretion
(including  for TMP  REIT  Securities),  in form  suitable  for  transfer,  with accompanying,  duly  executed  (with a medallion  guarantee  with respect to the signatures  thereon)  instruments  of transfer  or  appropriate  instruments  of assignment  (including all Transfer Documents)  executed in blank,  transfer tax stamps, and any other documents or instruments necessary in the opinion of Buyer to effect and perfect a legally valid delivery of such security or other item of investment property to Buyer, (II) with respect to Eligible Assets that shall be delivered  or  held in  uncertificated  form  and  the  ownership  of  which  is registered on books  maintained by the issuer thereof or its transfer agent, the
Seller shall cause the registration of such security or other item of investment property in the name of Buyer and at the  request of the Buyer,  shall take such other and  further  steps,  and shall  execute  and deliver  such  documents  or instruments  necessary  in the  opinion  of the Buyer,  to effect and  perfect a legally  valid  delivery  of the  relevant  interest  granted  therein  to Buyer hereunder  and (III) with  respect to Eligible  Assets  that shall be  delivered through a Relevant  System in book entry form and credited to or otherwise  held in an account,  (i) the Seller shall cause the giving of written instructions to the relevant  financial  institution  or other entity,  and shall provide a copy thereof to the  Buyer,  sufficient  if  complied  with to effect  and  perfect a legally  valid  delivery  of the  relevant  interest  granted  therein  to Buyer hereunder,  (ii) in connection with any account to which the Eligible Assets are credited or otherwise  held, the Seller shall execute and deliver such other and further  documents  or  instruments  necessary,  to effect and perfect a legally valid delivery of the relevant  interest  granted therein to Buyer hereunder and
(iii) any account to which the Eligible  Assets are credited or otherwise  shall be designated as the Buyer may direct. Unless otherwise instructed by Buyer, any delivery  of a security  or other item of  investment  property  in  definitive,
certificated   form  shall  be  made  to  the  Buyer  in  accordance   with  its
instructions.  Any delivery of a security in accordance with this subsection, or any other method acceptable to Buyer in its sole discretion, shall be sufficient to cause Buyer to have a perfected,  first priority security interest in, and to be the  "entitlement  holder" (as defined in Section  8-102(a)(7) of the Uniform
Commercial  Code of the State of New York)  with  respect  to the  security.  No
Purchased Assets shall,  whether  certificated or uncertificated,  (i) remain in the possession of the Seller, or (ii) remain in the name of the Seller or any of its agents, or in any account in the name of the Seller or any of its agents. In the event Buyer consents to delivery of any certificate representing one or more of Eligible  Assets not registered in the name of Buyer,  concurrently  with the delivery  thereof,  (A) the  Seller  shall  have (1)  notified  the  Trustee  in connection  with the  related  securitization  transaction  of the pledge of the related  Eligible  Assets  hereunder,  and (2) instructed the Trustee to pay all amounts payable to the holders of the Eligible Assets to an account specified by the Buyer,  in the form of the  instruction  letter attached hereto as Exhibit E
(the "Trustee  Instruction  Letter") and (B) the Trustee shall have acknowledged in writing  the  instructions  set forth in clause (A) above,  and a copy of the fully executed Trustee Instruction Letter shall be delivered to the Buyer. Buyer shall exercise all voting and corporate rights relating to such Purchased Assets in  accordance  with  Seller's  direction  for so long as no Default or Event of
Default shall have occurred and be continuing;  provided,  however, that no vote shall be cast or  corporate  right  exercised  or other action taken which would impair,  reduce the value of or otherwise  adversely

                                       13

affect the Purchased Assets or which would be inconsistent with or result in any violation of any provision of this Agreement,  any other Program Document or the
Guaranty.  Seller  hereby  agrees to pay all costs and expenses  incurred by any party (including reasonable attorney's fees and expenses) in connection with any such registration in the name of Buyer and any ultimate  re-registration  in the name of Seller,  if applicable.  Without the prior written  consent of Buyer, no
Seller will (i) sell,  assign,  transfer,  exchange or otherwise  dispose of, or grant any option with respect to, the Purchased Assets, or (ii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person  with respect to, any of the Purchased Assets, or any interest therein, except for the lien  provided  for by this  Agreement,  or (iii)  enter into any  agreement  or undertaking  (other than pursuant to this  Agreement)  restricting  the right or ability of the Seller or Buyer to sell,  assign or transfer any of the Purchased
Assets.

5.   PAYMENT AND TRANSFER

     Unless  otherwise  agreed,  all  transfers of funds  hereunder  shall be in immediately  available  funds  and all  Purchased  Assets  transferred  shall be transferred to Buyer.  Any Repurchase  Price or Price  Differential  received by
Buyer  after  12:00  noon New  York  City  time  shall  be  applied  on the next succeeding Business Day.

6.   MARGIN MAINTENANCE

     a. If at any time  the  aggregate  Market  Value  of all  Purchased  Assets subject to all Transactions is less than the aggregate Buyer's Margin Amount for all such  Transactions  (a  "Margin  Deficit"),  then Buyer may by notice to the related Seller require the related  Seller in such  Transactions  to transfer to
Buyer cash so that the cash and aggregate  Market Value of the Purchased  Assets will  thereupon  equal or exceed such  aggregate  Buyer's  Margin  Amount  (such requirement, a "Margin Call").

     b.  Notice  required  pursuant  to  Section  6(a) may be given by any means provided in Section 35 hereof.  Any notice  received  before 11:00 a.m. New York time on a Business Day shall be met, and the related Margin Call  satisfied,  no later than 5:00 p.m. New York time on such Business Day;  notice  received after
11:00 a.m. New York time on a Business Day shall be met, and the related  Margin
Call satisfied,  no later than 5:00 p.m. New York time on the following Business
Day. The failure of Buyer, on any one or more occasions,  to exercise its rights hereunder,  shall not  change or alter the terms and  conditions  to which  this
Agreement  is subject or limit the right of Buyer to do so at a later date.  The related Seller,  each Guarantor and the Buyer each agree that a failure or delay by Buyer to  exercise  its  rights  hereunder  shall not limit or waive  Buyer's rights under this  Agreement  or otherwise  existing by law or in any way create additional rights for the related Seller or any Guarantor.

7.   INCOME PAYMENTS

     Where a  particular  term of a  Transaction  extends over the date on which
Income is paid in respect of any Purchased  Assets subject to that  Transaction, such  Income  shall be paid  directly  to Buyer  and be the  property  of Buyer;
provided,  however, that all such Income shall be applied by Buyer to reduce the
Obligations of Sellers hereunder.

                                       14

8.   SECURITY INTEREST

     The related  Seller and Buyer  intend that the  Transactions  hereunder  be sales to Buyer of the  Purchased  Assets and not loans from Buyer to the related
Seller secured by the Purchased  Assets.  However,  in order to preserve Buyer's rights  under  this  Agreement  in  the  event  that  a  court  or  other  forum recharacterizes the Transactions  hereunder as other than sales, and as security for the related  Seller's  performance  of all of its  Obligations,  the related
Seller hereby grants Buyer a fully perfected first priority security interest in the  following  property,  whether  now  existing  or  hereafter  acquired:  the
Purchased  Assets,  the  related  Records,  the  contractual  right  to  receive payments,  including  the right to payments of  principal  and  interest and the right to  enforce  such  payments  arising  from or under  any of the  Purchased
Assets,  the  contractual  right to service or arrange for the servicing of each
Mortgage Asset to the extent,  if any, the related  Seller has such rights,  any servicing  agreements with respect to each Mortgage Asset,  including the rights of the related Seller, if any, under any Servicing Agreements to the extent such rights under the Servicing  Agreements are assignable by the related Seller, and
any  proceeds  and   distributions   with  respect  to  any  of  the   foregoing
(collectively the "Collateral").

9.   CONDITIONS PRECEDENT

     a. As  conditions  precedent to the initial  Transaction,  Buyer shall have received on or before the day of such initial Transaction the following, in form and substance satisfactory to Buyer and duly executed by each party thereto:

          (i)  Agent  shall  have  received  the  Program  Documents,  including collateral documents,  required legal opinions and certificates,  each duly executed and in form and substance reasonably satisfactory to the Agent;

          (ii) Agent shall be satisfied that all material Liens granted to Buyer hereunder with respect to the Collateral are valid and perfected  liens and have the priorities indicated herein;

          (iii) Except as disclosed on Schedule 2 attached hereto,  there are no
     actions,   suits,   arbitrations,    investigations   (including,   without
     limitation,  any of the foregoing which are pending or threatened) or other
     legal  or  arbitrable   proceedings  affecting  Sellers  or  any  of  their
     Subsidiaries  or  affecting  any of the  Property of any of them before any
     Governmental  Authority  which (i) questions or challenges  the validity or enforceability of the Program Documents or otherwise materially impairs the transactions  contemplated hereby or (ii) individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect;

          (iv) The Program Documents shall be duly executed and delivered by the
     parties  thereto  and  being  in  full  force  and  effect,   free  of  any
     modification, breach or waiver;

          (v) Except as  disclosed  on Schedule 3 attached  hereto,  there shall
     have  been  no  Material   Adverse   Change  in  the  business,   financial
     performance,  assets,  operations or

                                       15

     condition (financial or otherwise) of Sellers and their subsidiaries, taken as a whole since December 31, 2006;

          (vi) The Sellers  shall have  delivered to the Agent and the Buyer (i)
     an  unaudited  consolidated  balance  sheet of NFI dated not  earlier  than
     February 28, 2007 prior to the date hereof  showing  Adjusted  Tangible Net
     Worth  of not  less  than  $400,000,000  (which  may or may not  have  been prepared in accordance with GAAP),  (ii) an unaudited  summary  schedule of estimated  consolidated  financial  results of NFI and its subsidiaries for the three  months  ended  March 31,  2007  (which  may or may not have been prepared  in  accordance  with GAAP) and (iii) a  certificate  of the Chief
     Financial Officer of NFI certifying to the best of his knowledge as to such balance sheet after  reasonable  inquiry and further stating that he is not aware of any  information  or other  matter  that would make the  financial information set forth therein materially inaccurate or incomplete;

          (vii)  There  shall not exist any  violation  of  applicable  laws and regulations (including,  without limitation,  ERISA, margin regulations and environmental  laws)  which  could  reasonably  be  expected to result in a
     Material Adverse Change, except as disclosed on Schedule 3 attached hereto;

          (viii) The  representations  and warranties  contained herein shall be true and correct in all material respects as of the date hereof;

          (ix) No event shall have  occurred and be  continuing  or would result from the Facility that would constitute an Event of Default or a Default;

          (x) Agent shall have  received a certified  copy of each  Seller's and
     each  Guarantor's  consents  or  corporate   resolutions,   as  applicable,
     approving  the  Program  Documents  and  Transactions   thereunder  (either
     specifically or by general resolution),  and all documents evidencing other necessary corporate action or governmental  approvals as may be required in connection with the Program Documents;

          (xi) Agent  shall  have  received  an  incumbency  certificate  of the secretaries  of each Seller and each Guarantor  certifying the names,  true signatures and titles of each Seller's and each Guarantor's representatives duly  authorized  to request  Transactions  hereunder  and to  execute  the
     Program Documents and the other documents to be delivered thereunder;

          (xii) Agent shall have  received an opinion of each  Seller's and each
     Guarantor's  counsel as to such matters (including,  without limitation,  a corporate  opinion,  a New  York law  enforceability  opinion,  a  security interest  opinion,  an  investment  company act  opinion and a  "securities contract"  under federal  bankruptcy  law opinion) as Buyer may  reasonably request and in form and substance acceptable to Buyer;

          (xiii) All of the conditions precedent in the Guaranty shall have been satisfied; and

          (xiv) Any other documents reasonably requested by Buyer.

                                       16

     b. The  obligation of Buyer to enter into each  Transaction  (including the initial  Transaction)  pursuant to this  Agreement  is subject to the  following conditions precedent:

          (i) Buyer or its designee  shall have received on or before the day of a  Transaction  with respect to such  Purchased  Assets  (unless  otherwise
     specified  in  this  Agreement)  the  following,   in  form  and  substance
     satisfactory to Buyer and (if applicable) duly executed:

          (A)  Transaction Notice delivered pursuant to Section 4(a);

          (B)  the  definitive   certificate   representing  ownership  of  such
               Residual  Securities which are subject to such Transaction in the name of Buyer or, if such Residual  Securities  which are subject to such Transaction are registered on DTC or similar  depository, evidence  satisfactory  to Buyer that the  records of DTC or such depository  show  Buyer  as  the  beneficial  ownership  of  such
               Residual Securities which are subject to such Transaction;

          (C)  each Governing  Agreement  with respect to each Purchased  Asset;
               and

          (D)  such  certificates,   customary  opinions  of  counsel  or  other
               documents as Buyer may  reasonably  request,  provided  that such opinions of counsel shall not be required in connection with each
               Transaction  but  shall  only be  required  from  time to time as deemed necessary by Buyer in its good faith.

          (ii) No  Default  or Event  of  Default  shall  have  occurred  and be continuing.

          (iii) Buyer shall not have reasonably  determined that a change in any requirement  of law  or in  the  interpretation  or  administration  of any requirement  of law  applicable  to  Buyer  has  made it  unlawful,  and no
     Governmental  Authority shall have asserted that it is unlawful,  for Buyer to enter  into  Transactions  with a Pricing  Rate  based on LIBOR,  unless
     Seller shall have elected pursuant to Section 15(a) hereof that the Pricing
     Rate for all Transactions be based upon the Prime Rate.

          (iv) All representations and warranties in the Program Documents shall be  true  and  correct  in all  material  respects  on  the  date  of  such
     Transaction and Sellers and Guarantors are in compliance with the terms and conditions of the Program Documents.

          (v) The then  aggregate  outstanding  Purchase Price for all Purchased
     Assets,  when added to the Purchase  Price for the  requested  Transaction, shall not exceed the Maximum Aggregate Purchase Price.

          (vi) No event or events shall have been reasonably determined by Buyer to have occurred and be continuing  resulting in the effective absence of a whole loan or asset-backed securities market.

                                       17

          (vii) If requested, Buyer shall have received satisfactory information regarding  the hedging  strategy,  arrangements  and general  policy of the
     Guarantors with respect to hedge instruments.

          (viii)  Satisfaction  of  any  conditions  precedent  to  the  initial
     Transaction  as set  forth in  clause  (a) of this  Section 9 that were not satisfied prior to such initial Purchase Date.

          (ix) The Purchase  Price for the  requested  Transaction  shall not be less than $1,000,000, or an integral multiple of $500,000 thereafter.

          (x) Agent shall have determined that all actions  necessary or, in the opinion of Buyer,  desirable to maintain Buyer's perfected  interest in the
     Purchased Assets and other Collateral have been taken,  including,  without limitation,  duly  executed and filed  Uniform  Commercial  Code  financing statements on Form UCC-1.

          (xi)  Buyer  shall  not be  obligated  to  enter  into  more  than one
     Transaction  per week  (excluding  any  automatic  Transaction  pursuant to
     Section 3(b)).

          (xii) Any other documents reasonably requested by Buyer.

          (xiii)  Buyer  shall  have  received  from the  Seller  payment of the applicable Usage Fee as set forth in the Side Letter.

10.  RELEASE OF PURCHASED ASSETS

     Upon  timely  payment  in  full  of the  Repurchase  Price  and  all  other
Obligations  owing with respect to a Purchased  Asset, if no Default or Event of
Default has occurred and is continuing, Buyer shall release such Purchased Asset unless such release would give rise to or perpetuate a Margin Deficit. Except as set forth in Sections 6(a) and 16, the related  Seller shall give at least three
(3) Business Days' prior written notice to Buyer if such repurchase  shall occur on other than a Repurchase Date.

     If such a Margin  Deficit is  applicable,  Buyer  shall  notify the related
Seller of the amount  thereof and the related  Seller may thereupon  satisfy the
Margin Call in the manner specified in Section 6.

11.  RELIANCE

     With respect to any  Transaction,  Buyer may  conclusively  rely upon,  and shall incur no liability to the related  Seller or the Guarantor in acting upon, any request or other  communication that Buyer reasonably  believes to have been given or made by a person  authorized to enter into a Transaction on the related
Seller's or the Guarantor's behalf.

12.  REPRESENTATIONS AND WARRANTIES

                                       18

     Each Seller and each Guarantor hereby represents and warrants, and shall on and as of the  Purchase  Date  for any  Transaction  and on and as of each  date thereafter  through  and  including  the  related  Repurchase  Date be deemed to represent and warrant, that:

          a. Due Organization and Qualification.  Each Seller and each Guarantor is duly organized,  validly existing and in good standing under the laws of the  jurisdiction  under whose laws it is  organized.  Each Seller and each
     Guarantor is duly  qualified to do  business,  is in good  standing and has obtained all  necessary  licenses,  permits,  charters,  registrations  and approvals  necessary for the conduct of its business as currently conducted and the performance of its obligations under the Program Documents,  except to the extent any  failure to be so  qualified  and in good  standing or to obtain such a license,  permit, charter,  registration or approval will not cause a  Material  Adverse  Effect  or  impair  the  enforceability  of any
     Purchased Asset.

          b.  Power  and  Authority.  Each  Seller  and each  Guarantor  has all necessary  power  and  authority  to  conduct  its  business  as  currently conducted,  to  execute,  deliver and  perform  its  obligations  under the
     Program Documents and to consummate the Transactions.

          c. Due Authorization.  The execution,  delivery and performance of the
     Program  Documents  by each  Seller  and  each  Guarantor  have  been  duly authorized  by all  necessary  action  and do not  require  any  additional approvals  or consents  or other  action by or any notice to or filing with any Person  other than any that have  heretofore  been  obtained,  given or made.

          d. Noncontravention. None of the execution and delivery of the Program
     Documents  by  the  related   Seller  or  the  related   Guarantor  or  the
     consummation of the Transactions and transactions thereunder:

               i)  conflicts  with,  breaches or violates  any  provision of any
          Seller's charter documents, bylaws, operating agreement or any similar agreement,  any material  agreement of any Seller or the  Guarantor or any law, rule, regulation, order, writ, judgment,  injunction, decree, determination or award currently in effect having applicability to the related Seller or the related  Guarantor or its properties,  except as would not have a Material Adverse Effect;

               ii)  constitutes a default by the related Seller or the Guarantor under any loan or repurchase agreement,  mortgage,  indenture or other material  agreement or instrument  to which the related  Seller or the related  Guarantor is a party or by which it or any of its  properties is or may be bound or affected; or

               iii)  results in or requires  the creation of any lien upon or in respect  of any of the  assets of the  related  Seller or the  related
          Guarantor except the Lien relating to the Program Documents.

          e.  Legal  Proceeding.  Except as  disclosed  on  Schedule  2 attached hereto,  there is no action,  proceeding or  investigation by or before any court, governmental or administrative

                                       19

     agency or arbitrator affecting any of the Purchased Assets, any Seller, any
     Guarantor  or any of their  Affiliates,  pending  or  threatened,  which is reasonably  likely  to  be  adversely  determined  and  which,  if  decided adversely, would have a Material Adverse Effect.

          f. Valid and Binding  Obligations.  Each of the Program  Documents  to
     which Sellers or any  Guarantor is a party,  when executed and delivered by
     Sellers or such Guarantor, as applicable,  will constitute the legal, valid and  binding  obligations  of the  related  Seller  or such  Guarantor,  as applicable,  enforceable  against the related Seller or such Guarantor,  as applicable,  in  accordance  with their  respective  terms,  except as such enforceability  may be limited by bankruptcy,  insolvency,  reorganization, moratorium or other similar laws affecting  creditors' rights generally and general equitable principles.

          g.  Financial  Statements.  The  financial  statements  and pro  forma balance  sheet of NFI,  copies of which have been  furnished to Buyer,  (i)
     are, as of the dates and for the periods referred to therein,  complete and correct  in all  material  respects,  (ii)  present  fairly  the  financial condition  and  results  of  operations  of NFI as of the dates and for the periods  indicated  and (iii) have been  prepared in  accordance  with GAAP consistently  applied,  except  as noted  therein  (subject  as to  interim statements  to  normal  year-end  adjustments).  Since the date of the most recent financial statements, there has been no Material Adverse Change with respect to NFI except as disclosed on Schedule 3 attached hereto. Except as disclosed  in such  financial  statements,  no  Guarantor is subject to any
     contingent  liabilities  or  commitments  that,   individually  or  in  the
     aggregate, have a material possibility of causing a Material Adverse Change with respect to such  Guarantor.  Buyer hereby  acknowledges  that only the annual and quarterly  financial  statements are prepared in accordance with
     GAAP.

          h.  Accuracy of  Information.  None of the  documents  or  information prepared  by or on behalf of  Sellers  or any  Guarantor  and  provided  by
     Sellers or any Guarantor to Buyer  relating to Sellers' or the  Guarantor's financial  condition  contain any statement of a material fact with respect to  Sellers  or any  Guarantor  or the  Transactions  that  was  untrue  or misleading  in any  material  respect  when  made.  Since  the most  recent furnishing of such documents or information,  there has been no change, nor any development or event involving a prospective change known to Sellers or any  Guarantor,  that would  render any of such  documents  or  information untrue or misleading in any material respect.

          i. No Consents. No consent,  license,  approval or authorization from,
     or  registration,   filing  or  declaration   with,  any  regulatory  body,
     administrative  agency,  or other  governmental,  instrumentality,  nor any consent,  approval, waiver or notification of any creditor, lessor or other non-governmental  person,  is required in  connection  with the  execution, delivery and  performance  by Sellers or any Guarantor of this Agreement or the consummation by Sellers or any Guarantor of any other Program Document, other than any that have heretofore been obtained, given or made.

          j. Compliance With Law, Etc. No practice, procedure or policy employed or proposed to be  employed by Sellers or any  Guarantor  in the conduct of its businesses violates any law, regulation,  judgment, agreement, order or decree  applicable  to it  which,  if  enforced,

                                       20

     would result in either a Material Adverse Change with respect to Sellers or any Guarantor or a Material Adverse Effect.

          k. Solvency:  Fraudulent Conveyance. Each Seller and each Guarantor is solvent and will not be rendered  insolvent by the  Transaction  and, after giving effect to such  Transaction,  neither Sellers nor any Guarantor will be left with an  unreasonably  small amount of capital with which to engage in its business.  Neither Sellers nor any Guarantor  intends to incur,  nor believes that it has  incurred,  debts beyond its ability to pay such debts as they mature.  Neither  Sellers nor any  Guarantor is  contemplating  the
     commencement  of  insolvency,   bankruptcy,  liquidation  or  consolidation
     proceedings  or the  appointment  of a receiver,  liquidator,  conservator, trustee or similar  official in respect of Sellers or any  Guarantor or any of their assets. The amount of consideration being received by Sellers upon the sale of the Purchased Assets to Buyer constitutes reasonably equivalent value and fair  consideration  for such Purchased  Assets.  Sellers are not transferring  any  Purchased  Assets  with any intent to  hinder,  delay or defraud any of its creditors.

          l.  Investment  Company  Act  Compliance.  No Seller is required to be registered  as an  "investment  company"  as defined  under the  Investment
     Company Act nor as an entity under the control of an  "investment  company"
     as defined under the Investment Company Act.

          m.  Taxes.  Each Seller and each  Guarantor  has filed all federal and state tax  returns  which  are  required  to be filed  and paid all  taxes, including  any  assessments  received  by it, to the extent that such taxes have  become due (other  than for taxes  that are being  contested  in good faith or for which it has established  adequate reserves).  Any taxes, fees and other  governmental  charges payable by the Sellers or any Guarantor in connection with a Transaction and the execution and delivery of the Program
     Documents have been paid.

          n. Additional  Representation.  With respect to each Purchased  Asset, the related Seller hereby makes all of the applicable  representations  and warranties set forth in each  Confirmation to which such Purchased Asset is or has been subject,  in each case as of the related Purchase Date, and the related Seller understands that if the substance of any such representation or warranty ceases to be true because of events  occurring after such date, the Market Value could be adversely affected.

          o. No Broker.  Neither any Seller nor any Guarantor has dealt with any broker,  investment banker,  agent, or other person,  except for Buyer, who may be entitled to any commission or  compensation  in connection  with the sale of Purchased  Assets  pursuant to this  Agreement;  provided,  that if
     Sellers or any  Guarantor  has dealt with any  broker,  investment  banker, agent,  or other  person,  except for  Buyer,  who may be  entitled  to any commission or compensation in connection with the sale of Purchased  Assets pursuant to this Agreement, such commission or compensation shall have been paid in full by the related Seller or such Guarantor, as applicable.

          p.  Adequate  Capital.  The capital of Sellers and each  Guarantor  is adequate for the respective  business and  undertakings of Sellers and each
     Guarantor.

                                       21

          q. [Reserved].

          r. Governing Agreements. Each Governing Agreement is in full force and effect and has not been modified,  amended or  supplemented  except for any modifications, amendments and supplements approved by Buyer.

          s. Purchased  Assets.  With respect to each Purchased  Asset,  (i) the related Seller has sold to Buyer a one hundred  percent (100%)  interest in each class of such Purchased Asset; (ii) the related Seller shall be at the time it  delivers  any  Purchased  Assets  for any  Transaction,  and shall
     continue  to  be,   through  the  Purchase   Date  relating  to  each  such
     Transaction,  the legal and beneficial  owner of such Purchased Assets free and clear of any Lien;  (iii) the Seller has the unqualified  right to sell
     (and to the extent  applicable,  pledge and grant a first priority security interest in) the Purchased Assets as provided herein without the consent of any other person or entity,  except for such consents which shall have been obtained prior to the Purchase Date; and (iv) upon the consummation of each
     Transaction,  Buyer  shall  be the  legal  and  beneficial  owner  of  such
     Purchased  Assets free and clear of any lien  (except  with  respect to TMP
     REIT Securities).

          t. ERISA. Each Plan to which Sellers or any of their Subsidiaries make direct  contributions,  and, to the knowledge of the related  Seller,  each other Plan is in compliance  in all material  respects  with,  and has been administered  in all material  respects in compliance  with, the applicable provisions  of ERISA,  the Code and any other  applicable  Federal or State law. As of the date hereof and on any date prior to the  Termination  Date, no Plan is a "multiemployer plan" (within the meaning of Section 4001(a)(3)
     of ERISA) or a "defined  benefit plan" (within the meaning of Section 3(35)
     of ERISA).

          u. Compliance with Anti-Money Laundering Laws. Within thirty (30) days following  the issuance of  regulations  pursuant to the USA Patriot Act of
     2001, or any similar federal, state or local anti-money laundering laws and regulations  (collectively,  the "Anti-Money Laundering Laws"), each Seller shall have implemented and shall thereafter maintain to the extent required by law a compliance  program that meets the requirements of such Anti-Money
     Laundering Laws.

     The  representations  and  warranties  set  forth in this  Agreement  shall survive transfer of the Purchased Assets to Buyer and shall continue for so long as the Purchased Assets are subject to this Agreement.

13.  COVENANTS OF SELLERS AND GUARANTOR

     Each Seller and each Guarantor, as applicable,  hereby covenants with Buyer as follows:

          a. Defense of Title. Each Seller and each Guarantor  warrants and will defend  the right,  title and  interest  of Buyer in and to all  Collateral against all adverse claims and demands.

                                       22

          b. No Amendment or Compromise.  Without Buyer's prior written consent, neither any Seller,  any  Guarantor nor those acting on any Seller's or any
     Guarantor's  behalf  shall amend or modify,  or waive any term or condition of, or settle  or  compromise  any  claim in  respect  of,  any item of the
     Purchased Assets, any related rights or any of the Program Documents.

          c. No Assignment.  Except as permitted herein,  neither any Seller nor any  Guarantor  shall sell,  assign,  transfer or otherwise  dispose of, or grant any  option  with  respect  to,  or  pledge,  hypothecate  or grant a security  interest in or lien on or otherwise  encumber (except pursuant to the  Program  Documents),  any  of the  Purchased  Assets  or any  interest therein,  provided  that this  Section  shall not prevent  any  transfer of
     Purchased Assets in accordance with the Program Documents.

          d. Reserved.

          e. Preservation of Collateral;  Collateral Value. Each Seller and each
     Guarantor shall do all things  necessary to preserve the Collateral so that it  remains  subject  to  a  first  priority  perfected  security  interest hereunder.  Without limiting the foregoing,  each Seller and each Guarantor will comply with all rules,  regulations and other laws of any Governmental
     Authority  necessary to preserve the Collateral so that it remains  subject to a first priority  perfected  security  interest  hereunder.  Neither any
     Seller nor any Guarantor will allow any default for which any Seller or any
     Guarantor  is  responsible  to occur  under any  Collateral  or any Program
     Documents and each Seller and each  Guarantor  shall fully perform or cause to be performed when due all of its obligations under any Collateral or the
     Program Documents.

          f.  Maintenance  of Papers,  Records  and Files.  Each Seller and each
     Guarantor shall require, and each Seller or the Guarantors of the Purchased
     Assets  shall  build,  maintain  and have  available,  a  complete  file in accordance  with lending  industry  custom and practice for each  Purchased
     Asset.  Each Seller or the Guarantors of the Purchased Assets will maintain all such  Records  not in the  possession  of  Buyer  in good and  complete condition in accordance  with industry  practices and preserve them against loss.

               i) Each Seller and each  Guarantor  shall collect and maintain or cause to be  collected  and  maintained  all  Records  relating to the
          Purchased  Assets in  accordance  with  industry  custom and practice, including those maintained pursuant to the preceding  subsection,  and all such Records shall be in Buyer's possession unless Buyer otherwise approves.

               ii)  For so  long  as  Buyer  has an  interest  in or lien on any
          Purchased Asset,  each Seller and each Guarantor will hold or cause to be held all  related  Records in trust for Buyer.  Each Seller or each
          Guarantor  shall  notify,  or cause to be notified,  every other party holding any such Records of the interests and liens granted hereby.

               iii) Upon reasonable  advance notice from Buyer,  each Seller and each  Guarantor  shall (x) make any and all such Records  available to
          Buyer to  examine  any such  Records,  either by its own  officers  or employees,  or by agents or  contractors,  or both, and make copies

                                       23

          of all or any  portion  thereof,  (y) permit  Buyer or its  authorized agents to discuss the affairs, finances and accounts of each Seller or such Guarantor with its respective  chief operating  officer and chief financial officer and to discuss the affairs, finances and accounts of each Seller or such Guarantor with its  independent  certified  public accountants.

          g. Financial Statements: Accountants' Reports: Other Information. Each
     Seller  and each  Guarantor  shall  keep or cause to be kept in  reasonable detail  books and records of account of its assets and  business  and shall clearly  reflect  therein the transfer of Purchased  Assets to Buyer.  Each
     Seller  and NFI  shall  furnish  or cause  to be  furnished  to  Buyer  the following:

               i)  Financial  Statements.  (w) As soon as  available  and in any event  within  90  days  after  the  end  of  each  fiscal  year,  the consolidated  and  consolidating,  audited balance sheets of NFI as of the  end of  each  fiscal  year of  NFI,  and  the  audited  financial statements  of income and  changes in equity of NFI,  and the  audited statement of cash flows of NFI,  for such fiscal year,  (x) as soon as available  and in any  event  within  45  days  after  the end of each quarter, the consolidated and consolidating,  unaudited balance sheets of NFI as of the end of each  quarter,  and  the  unaudited  financial statements  of income and  changes in equity of NFI and the  unaudited statement of cash flows of NFI for the portion of the fiscal year then ended,  (y)  within  30 days  after  the end of  each  month,  monthly consolidated and  consolidating  and unaudited  statements  (excluding cash flow  statements)  and balance  sheets as provided in clause (x), and (z) within 10 days after the end of each month, NFI's monthly cash activity report, the items in clauses (w) and (x) having been prepared in accordance with GAAP (subject,  in the case of interim  statements, to normal year-end adjustments) and certified by NFI's treasurer.

               ii) Monthly Certification.  Each Seller shall execute and deliver a  monthly  certification  substantially  in the form of  Exhibit  A-1
          attached   hereto  and  NFI  shall   execute  and  deliver  a  monthly
          certification substantially in the form of Exhibit A-2 attached hereto within thirty (30) days following the end of each month.

          h. Notice of Material  Events.  Each Seller and each  Guarantor  shall promptly inform Buyer in writing of any of the following:

               i) any  Default,  Event of  Default  or  default or breach by any
          Seller or any  Guarantor of any other  material  obligation  under any
          Program  Document,  or the  occurrence  or  existence  of any event or circumstance that any Seller or such Guarantor reasonably expects will with the passage of time become a Default,  Event of Default or such a default or breach by any Seller or any Guarantor;

               ii) any material change in the insurance coverage required of any
          Seller or any  Guarantor or any other  Person  pursuant to any Program
          Document, with copy of evidence of same attached;

                                       24

               iii) any material dispute, litigation, investigation,  proceeding or suspension  between any Seller or any  Guarantor,  on the one hand, and any Governmental Authority or any other Person;

               iv) any  material  change in  accounting  policies  or  financial reporting practices of any Seller or any Guarantor;

               v)  the  occurrence  of any  material  employment  dispute  and a description of the strategy for resolving it; and

               vi) any event,  circumstance  or condition that has resulted,  or has a  reasonable  possibility  of  resulting,  in  either a  Material
          Adverse  Change  with  respect  to any  Seller or any  Guarantor  or a
          Material Adverse Effect.

          i. Maintenance of Licenses.  Except as would not be reasonably  likely to have a Material Adverse Effect, (i) each Seller and each Guarantor shall maintain,  all material licenses,  permits or other approvals necessary for each Seller and each  Guarantor  to conduct its business and to perform its obligations  under the  Program  Documents,  and (ii) each  Seller and each
     Guarantor shall conduct its business in accordance with applicable law.

          j. No Withholdings  for Taxes. Any payments made by the related Seller to Buyer shall be free and clear of, and without  deduction or  withholding for,  any taxes;  provided,  however,  that if the related  Seller shall be required  by law to deduct or withhold  any taxes from any sums  payable to
     Buyer,   then  the  related  Seller  shall  (A)  make  such  deductions  or withholdings  and pay such amounts to the relevant  authority in accordance with  applicable law, (B) pay to Buyer the sum that would have been payable had such  deduction or  withholding  not been made, and (C) at the time the
     Price  Differential  is  paid,  pay to  Buyer  all  additional  amounts  as specified  by Buyer to  preserve  the  after-tax  yield  Buyer  would  have received if such tax had not been imposed. This provision does not apply to income taxes payable by Buyer on its taxable income.

          k. Change in Nature of Business.  Neither any Seller nor any Guarantor
     shall enter into any new material lines of business  except those currently engaged in as of the date hereof.

          l.  Limitation on  Distributions.  If an Event of Default has occurred and is  occurring,  neither  any  Seller  nor any  Guarantor  shall pay any dividends  or  distributions  with  respect to any  capital  stock or other equity  interests in any Seller or any  Guarantor  (except any dividends or distributions  required  by law in order  for such  party to  maintain  its status  as a real  estate  investment  trust),  whether  now  or  hereafter outstanding,  or make any other  distribution  in respect  thereof,  either directly or  indirectly,  whether in cash or property or in  obligations of any Seller or any Guarantor.

          m. Merger of Guarantor.  No Guarantor  shall at any time,  directly or indirectly, without Buyer's prior consent (i) liquidate or dissolve or (ii)
     form or enter  into any

                                       25

     partnership, joint venture, syndicate or other combination which would have a Material Adverse Effect.

          n.  Insurance.  Each Seller will obtain and  maintain  insurance  with responsible  companies  in such  amounts  and  against  such  risks  as are customarily  carried by  business  entities  engaged in similar  businesses similarly  situated,  and will furnish Buyer on request full information as to all such  insurance,  and provide within (15) days after receipt of such request the certificates or other documents evidencing renewal of each such policy.

          o. Affiliate  Transactions.  Neither any Seller nor any Guarantor will at any time, directly or indirectly,  sell, lease or otherwise transfer any material  property or assets to, or otherwise acquire any material property or assets from, or otherwise engage in any material  transactions with, any of  their  Non-Seller  Affiliates  unless  the  terms  thereof  are no less favorable to the related  Seller or such  Guarantor,  as  applicable,  than those that could be  obtained at the time of such  transaction  in an arm's length transaction with a Person who is not an Affiliate.

          p. Change of Fiscal Year. Neither any Seller nor any Guarantor will at any time,  directly  or  indirectly,  except  upon  thirty (30) days' prior written notice to Buyer,  change the date on which the related  Seller's or such  Guarantor's  fiscal year  begins  from the  related  Seller's or such
     Guarantor's current fiscal year beginning date.

          q.  Excluded  Subsidiaries.  No  material  change in the nature of the
     business  including  without   limitation,   capitalization  or  change  in
     significant investors shall occur for any Subsidiaries listed on Exhibit D, without thirty (30) days prior written notice to the Buyer.

          r.  Maintenance  of  Liquidity.  At all  times NFI  shall  have,  on a consolidated  basis,  cash, Cash Equivalents and unused borrowing  capacity under committed warehouse or repurchase facilities ("Liquidity") that could be drawn against  (taking into account  required  haircuts) in an amount of not less than  $30,000,000.  In the event that NFI's  Liquidity falls below
     $40,000,000  at any  time  or  NFI's  management  believes  such  event  is reasonably likely, Sellers shall provide notice of such event or likelihood of event to the Agent.

          s. Maintenance of Adjusted  Tangible Net Worth. The Adjusted  Tangible
     Net Worth of NFI at any time shall be greater than  $400,000,000,  provided however  that  such  amount  shall be  reduced  by the  amount  of the 2006
     Dividend.

          t. Payment of Dividends. No Guarantor,  Seller or Subsidiary of any of
     the foregoing  shall pay  dividends  (other than  dividends  paid in stock)
     without  the prior  consent  of Buyer,  exclusive  of (i)  dividends  paid, directly or indirectly through one or more other Subsidiaries,  to a Seller or to a Guarantor and (ii) subject to the further provisions of this clause
     (t),  NFI's 2006 Dividend to its  shareholders.  No dividend other than the
     2006 Dividend, to the extent permitted by this clause (t), shall be paid in cash without the prior consent of Buyer.

                                       26

          As of the date hereof,  NFI's best  estimate of the maximum  amount of the 2006 Dividend is $175,000,000.

          Buyer  acknowledges  that the 2006  Dividend must be paid in order for
     NFI to continue to maintain  its status as a REIT,  and that such  dividend may be paid in cash or Dividend Securities. Buyer further acknowledges that
     U.S.  income tax laws  require that any  Dividend  Securities  be valued at their fair  market  value at the time of  issuance  (which,  in the case of debt-like  securities,  may be less  than  the  face  amount  thereof)  for purposes of determining compliance with the REIT distribution test.

          Unless Buyer  otherwise  consents,  the 2006 Dividend shall be paid in
     the  form  of  Dividend   Securities,   provided  that  if,  in  the  joint
     determination  of NFI and Buyer,  either  excess cash is available or it is financially  impractical for NFI to satisfy the requirement to pay the 2006
     Dividend entirely by means of Dividend Securites,  then all or a portion of the 2006 Dividend may be paid in cash, provided further that (i) Buyer will permit  all or a  portion  of the  2006  Dividend  to be paid  in cash  if, following  payment in cash of such 2006 Dividend,  NFI's Liquidity shall be greater  than  $125,000,000  and (ii) NFI will  neither pay nor declare the
     2006 Dividend  earlier than fifteen (15) days before payment or declaration of such dividend is required by applicable law.

          Buyer hereby waives, and will cause its Affiliates  likewise to waive, any covenant  herein,  in the Master  Repurchase  Agreement (2007 Servicing
     Rights), in the Existing  Agreements and in any replacement  facility which covenant would prevent or restrict the issuance of any Dividend Securities, or which would result in the occurrence of an Event of Default hereunder or thereunder as a result of the issuance of such Dividend Securities.

          u. Backup  Servicing.  If the Agent reasonably  believes that an event may occur which would cause a Trustee to be  permitted  to require a backup servicer  under a  Governing  Agreement,  the  Agent may  request  that the applicable  Seller  enter into  backup  servicing  arrangements  reasonably acceptable  to the Agent within  thirty (30) days.  If an event occurs that would permit the Trustee to require the servicer to be replaced,  the Agent may request that the applicable Seller replace the servicer with a servicer acceptable  to the  Agent,  subject  to the  requirements,  if any,  of the underlying Governing Agreements.

          v. Margin Calls.  If at any time after the date hereof  Sellers or any of their Affiliates  receive margin calls under any repurchase or financing facilities in excess of $5,000,000 in the  aggregate,  Seller shall provide notice to Buyer and Buyer shall cause the related  Seller to repurchase the assets  subject to such  margin  calls and include  such  assets  under the
     Existing  Agreements  (provided  there is additional  capacity) on mutually acceptable terms to Buyer and Sellers.

14.  REPURCHASE DATE PAYMENTS/COLLECTIONS

     On each  Repurchase  Date, the related Seller shall remit or shall cause to be remitted to Buyer the Repurchase Price.

                                       27

15.  CHANGE OF LAW

     a. If Buyer  determines  that the  introduction  of,  any change in, or the interpretation  or administration of any requirement of law has made it unlawful or commercially  impracticable to engage in any Transactions with a Pricing Rate based on LIBOR, then the related Seller (i) shall, upon its receipt of notice of such fact and demand from Buyer,  repurchase the Purchased Assets subject to the
Transaction  on the next  succeeding  Business Day and, at the related  Seller's election,  concurrently  enter into a new Transaction  with Buyer with a Pricing
Rate based on the Prime  Rate plus the  margin  set forth in the Side  Letter as part of the Pricing Rate and (ii) may elect, by giving notice to Buyer, that all new  Transactions  shall have  Pricing  Rates  based on the Prime Rate plus such margin.

     b. If Buyer  determines  in its sole  discretion  that  any  Change  in Law regarding capital requirements has or would have the effect of reducing the rate of return on Buyer's  capital or on the capital of any  Affiliate  of Buyer as a consequence of such Change in Law on this Agreement,  then from time to time the related Seller will compensate Buyer or Buyer's  Affiliate,  as applicable,  for such reduced rate of return  suffered as a consequence  of such Change in Law on terms  similar  to  those  imposed  by  Buyer on its  other  similarly  affected customers.  Buyer shall provide the related  Seller with prompt notice as to any
Change in Law.  Notwithstanding  any other provisions in this Agreement,  in the event of any such  Change  in Law,  the  related  Seller  will have the right to terminate all Transactions then outstanding without any prepayment penalty as of a date  selected  by the related  Seller,  which date shall be prior to the then applicable  Repurchase  Date and which date shall  thereafter  for all  purposes hereof be deemed to be the Repurchase Date.  Nothing in this Section 15 shall be deemed to limit Buyer's ability to invoke a Margin Call pursuant to Section 6.

16.  SUBSTITUTION

     a. The related  Seller may,  subject to agreement  with and  acceptance  by
Buyer, substitute other assets which are substantially the same as the Purchased
Assets (the "Substitute  Assets") for any Purchased  Assets.  Such  substitution shall be made by transfer to Buyer of such other Substitute  Assets and transfer to the  related  Seller  of  such  Purchased  Assets.  After  substitution,  the
Substitute Assets shall be deemed to be Purchased Assets.

     b. In the case of any  Transaction  for which the Repurchase  Date is other than the Business Day  immediately  following the Purchase Date and with respect to which the  related  Seller  does not have any  existing  right to  Substitute
Assets  for the  Purchased  Assets,  the  related  Seller  shall have the right, subject to the  proviso to this  sentence,  upon notice to Buyer,  which  notice shall  be  given  at or prior to 10 a.m.  (New  York  City  time) on the  second preceding Business Day, to Substitute Assets for any Purchased Assets; provided, however,  that Buyer may elect,  by the close of  business on the  Business  Day following  which such notice is received,  or by the close of the next  Business
Day if notice is given  after 10 a.m.  (New York City time) on such day,  not to accept such  substitution.  In the event such substitution is accepted by Buyer, such  substitution  shall be made by the related  Seller's  transfer to Buyer of such  Substitute  Assets and  Buyer's  transfer  to the  related  Seller of such
Purchased Assets,  and after such  substitution,  the Substitute Assets shall be deemed to be  Purchased  Assets.  In the event  Buyer  elects not to accept such substitution,  Buyer shall offer the related  Seller the right to terminate  the
Transaction.

                                       28

     c. In the event the related  Seller  exercises  its right to  substitute or terminate under  subsection (b), the related Seller shall be obligated to pay to
Buyer,  by the close of the Business Day of such  substitution,  as the case may be,  an  amount  equal to (A)  Buyer's  actual  cost in bona  fide  third  party transactions (including all fees, expenses and commissions) of (i) entering into replacement transactions;  (ii) entering into or terminating hedge transactions;
and/or  (iii)  terminating  transactions  or  substituting  securities  in  like transactions  with  third  parties  in  connection  with or as a result  of such substitution or termination, and (B) to the extent Buyer determines not to enter into  replacement  transactions,  the Breakage  Costs incurred by Buyer directly arising or resulting  from such  substitution  or  termination.  Nothing in this
Section  16 shall be deemed to limit  Buyer's  ability  to invoke a Margin  Call pursuant to Section 6.

17.  REPURCHASE TRANSACTIONS

     Buyer may, in its sole election, engage in repurchase transactions with the
Purchased Assets or otherwise pledge, hypothecate, assign, transfer or otherwise convey the Purchased Assets with a counterparty of Buyer's choice, provided that such counterparty is a REIT with respect to the TMP REIT Securities and that, in all cases, such counterparty provides Sellers with executed tax forms claiming a zero tax  withholding  rate,  in all cases  subject  to  Buyer's  obligation  to reconvey the Purchased  Assets (and not substitutes  therefor) on the Repurchase
Date.  In the event Buyer  engages in a repurchase  transaction  with any of the
Purchased  Assets or  otherwise  pledges or  hypothecates  any of the  Purchased
Assets,  Buyer shall have the right to assign to Buyer's counterparty any of the applicable  representations  or warranties with respect to the Purchased  Assets hereunder and the remedies for breach  thereof,  as they relate to the Purchased
Assets that are subject to such repurchase transaction.

18.  EVENTS OF DEFAULT

     With respect to any  Transactions  covered by or related to this Agreement, the  occurrence  of any of the  following  events shall  constitute an "Event of
Default":

     a. any  Seller  fails to  transfer  the  Purchased  Assets  to Buyer on the applicable  Purchase  Date  (provided  Buyer has tendered  the related  Purchase
Price);

     b. any  Seller  either  fails to  repurchase  the  Purchased  Assets on the applicable Repurchase Date or fails to perform its obligations under Section 6;

     c.  either any Seller or a  Guarantor  shall  fail to  perform,  observe or comply with any other  material  term,  covenant or  agreement  contained in the
Program Documents and such failure is not cured within the time period expressly provided or, if no such cure period is provided, within two (2) Business Days of the  earlier of (i) such  party's  receipt of written  notice from Buyer of such breach or (ii) the date on which such party  obtains  notice or knowledge of the facts giving rise to such breach;

     d. any representation or warranty made by any Seller or a Guarantor (or any of any Seller's or such Guarantor's officers) in the Program Documents or in any other document delivered

                                       29

in  connection  therewith  shall have been  incorrect  or untrue in any material respect  when  made  or  repeated  or to have  been  made  or  repeated  if such inaccuracy would  constitute  Material Adverse Change with respect to any Seller or Guarantor, except for the representations and warranties set forth in Section
12(n)  and  Exhibit  C  hereof  with  respect  to the  Residual  Securities  and
Collateral, which shall be considered solely for determining whether such assets constitute Eligible Assets and the Market Value thereof;

     e. any Seller,  any  Guarantor,  or any of any Seller's or any  Guarantor's
Subsidiaries  shall fail to pay any of any  Seller's,  such  Guarantor's  or any
Seller's or such  Guarantor's  Subsidiaries'  Indebtedness,  or any  interest or premium thereon when due (whether by scheduled maturity, requirement prepayment, acceleration,  demand or otherwise),  or shall fail to make any payment when due under  any  Seller's,  such  Guarantor's  or any  Seller's  or such  Guarantor's
Subsidiaries' Guarantee of another person's Indebtedness for borrowed money, and such  failure  shall  entitle  any  related  counterparty  to  declare  any such
Indebtedness  or  Guarantee  to be due and  payable,  or  required to be prepaid
(other than by a regularly scheduled required  prepayment),  prior to the stated
maturity thereof provided that such  Indebtedness is in excess of (i) $5,000,000 with  respect to the  Guarantor  and (ii)  $1,000,000  with respect to all other parties  referenced in this  subsection (e) and such failure is not cured within two (2) Business Days;

     f. a custodian, receiver, conservator, liquidator, trustee, sequestrator or similar  official  for any  Seller,  a  Guarantor  or any of any  Seller's  or a
Guarantor's  Subsidiaries,  or of any of any Seller's,  a  Guarantor's  or their respective Property (as a debtor or creditor protection procedure), is appointed or takes  possession of such property;  or any Seller, a Guarantor or any of any
Seller's or a Guarantor's Subsidiaries generally fails to pay any Seller's, such
Guarantor's  or any  Seller's or such  Guarantor's  Subsidiaries'  debts as they become due; or any Seller,  a Guarantor or any of any Seller's or a  Guarantor's
Subsidiaries  is  adjudicated  bankrupt or insolvent;  or an order for relief is entered  under  the  Federal  Bankruptcy  Code,  or  any  successor  or  similar applicable statute, or any administrative insolvency scheme, against any Seller, a Guarantor or any of any Seller's or a Guarantor's Subsidiaries;  or any of any
Seller's, Guarantor's or any Seller's or a Guarantor's Subsidiaries' Property is
sequestered by court or administrative order; or a petition is filed against any
Seller, a Guarantor or any of any Seller's or a Guarantor's  Subsidiaries  under any bankruptcy,  reorganization,  arrangement, insolvency, readjustment of debt, dissolution,  moratorium,  delinquency or liquidation  law of any  jurisdiction, whether now or subsequently in effect;

     g.  any  Seller,  a  Guarantor  or  any of any  Seller's  or a  Guarantor's
Subsidiaries  files a voluntary  petition in  bankruptcy  seeks relief under any
provision   of  any   bankruptcy,   reorganization,   moratorium,   delinquency,
arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any  jurisdiction  whether  now or  subsequently  in effect;  or consents to the filing  of any  petition  against  it under  any such law;  or  consents  to the appointment  of or taking  possession  by a  custodian,  receiver,  conservator, trustee,  liquidator,  sequestrator  or similar  official  for any  Seller,  any
Guarantor or any of any Seller's or any Guarantor's  Subsidiaries,  or of all or
any part of any Seller's,  any  Guarantor's  or any Seller's or any  Guarantor's
Subsidiaries'  Property;  or makes an assignment  for the benefit of any Seller, any Guarantor or any Seller's or any Guarantor's Subsidiaries' creditors;

     h. any final,  nonappealable  judgment or order for the payment of money in excess of (i) $5,000,000  with respect to the Guarantor and (ii) $1,000,000 with respect to all other parties

                                       30

referenced in this  subsection  (h), in the aggregate (to the extent that it is, in the  reasonable  determination  of Buyer,  uninsured  and  provided  that any insurance  or other  credit  posted in  connection  with an appeal  shall not be deemed insurance for these purposes) shall be rendered  against any Seller,  the
Guarantor or any of Sellers' or Guarantor's  Affiliates and  Subsidiaries by one
or more courts,  administrative  tribunals or other bodies  having  jurisdiction over them and the same shall not be discharged (or provisions  shall not be made for such discharge),  satisfied, or bonded, or a stay of execution thereof shall not be procured,  within sixty (60) days from the date of entry  thereof and any
Seller,  the  Guarantor  or  any  of  Sellers'  or  Guarantor's  Affiliates  and
Subsidiaries,  as applicable,  shall not, within said period of sixty (60) days, appeal  therefrom  and cause the  execution  thereof  to be stayed  during  such appeal;

     i. any  Governmental  Authority or any person,  agency or entity  acting or purporting to act under  governmental  authority  shall have taken any action to condemn,  seize or  appropriate,  or to assume custody or control of, all or any substantial  part of the  Property of any Seller,  any  Guarantor  or any of any
Seller's  or any  Guarantor's  Subsidiaries,  or shall  have taken any action to displace the  management of any Seller,  any Guarantor or any of any Seller's or
any  Guarantor's  Subsidiaries  or to  materially  curtail its  authority in the conduct of the business of any Seller,  any  Guarantor or any of any Seller's or
any Guarantor's  Subsidiaries,  or takes any action in the nature of enforcement to remove or  materially  limit or restrict  the  approval  of any  Seller,  any
Guarantor or any of any Seller's or any  Guarantor's  Subsidiaries as an issuer, buyer or a seller/servicer of the Purchased Assets or similar securities;

     j. any Seller,  any  Guarantor  or any of any  Seller's or any  Guarantor's
Subsidiaries  shall default  under,  or fail to perform as requested  under,  or shall  otherwise  breach the  material  terms of any  instrument,  agreement  or contract  relating to  Indebtedness,  and such default,  failure or breach shall entitle any counterparty to declare an amount of such  Indebtedness in excess of
(i) $5,000,000 with respect to the Guarantor and (ii) $1,000,000 with respect to all other parties referenced in this subsection (j), to be due and payable prior to the maturity thereof;

     k. in the  reasonable  good faith  judgment of Buyer any  Material  Adverse
Change shall have occurred  with respect to the  financial  condition of NFI and its Subsidiaries taken as a whole;

     l. any Seller or any Guarantor  shall admit in writing its inability to, or intention  not to,  perform any of any Seller's or such  Guarantor's  respective material Obligations;

     m. any Seller or any Guarantor dissolves or sells,  transfers, or otherwise disposes  of a  material  portion  of  any  Seller's  or  such  Guarantor's  (as applicable)  business or assets  (other than  pursuant  to a  securitization  or similar  transaction in the ordinary course of business)  unless Buyer's written consent is given;

     n. this  Agreement  shall  for any  reason  cease to create a valid,  first priority security  interest or ownership  interest upon transfer in any material portion of the Purchased Assets or Collateral purported to be covered hereby;

                                       31

     o.  either  any  Seller's  or  any  Guarantor's  audited  annual  financial statements or the notes thereto or other opinions or conclusions  stated therein shall be  qualified  or limited by reference to the status of any Seller or such
Guarantor as a "going concern" or a reference of similar import;

     p. the ratio of NFI's Adjusted  Tangible Net Worth to Required  Equity on a
consolidated basis at any date is less than 1.0:1.0;

     q. the Adjusted Tangible Net Worth of NFI, on a consolidated basis, is less than or equal to  $400,000,000  at any time,  provided that such amount shall be reduced by the amount of the 2006 Dividend;

     r. any (a)  termination by any Seller of any Servicer or subservicer or the
Mortgage  Assets  without the prior  written  consent of Buyer to the extent any
Seller's  consent is  required  for such  termination  or (b)  amendment  of any
Servicing Agreement without the prior written consent of Buyer to the extent any
Seller's consent is required for such occurrences, (c) failure by any Seller (if it is the Servicer) or any Servicer to service the Mortgage Assets in accordance with (i) industry  standards  for similar  loans with third  parties or (ii) the standards set forth in the Servicing Agreement;

     s. any failure of NFI, on a consolidated basis, to maintain Liquidity of at least  $30,000,000  at any time or  failure  of NFI to notify the Agent if NFI's
Liquidity falls below $45,000,000 at any time;

     t. any  failure  by Sellers or  Guarantors  to pay any Price  Differential,
Margin  Deficit or other  amount  payable  under this  Agreement or the Existing
Agreements after any applicable grace periods;

     u. any event of default under the Existing Agreements;

     v. any Person shall engage in any "prohibited  transaction"  (as defined in
Section  406 of ERISA or Section  4975 of the Code)  involving  any Plan,  which could reasonably be expected to have a Material Adverse Effect;

     w. failure of the Sellers to provide same day  notification to Buyer of any margin call under any  repurchase  or financing  facility if such margin call is made before 1:00 p.m. (NYC time);  otherwise,  if such margin call is made after
1:00 p.m. (NYC time),  failure to provide  notification to Buyer by 1:00 pm (NYC time) the following day;

     x.  failure to allow Buyer to exercise  its options as set forth in Section
13(v) hereof with respect to any margin calls under any  repurchase or financing facility which exceeds $5,000,000 in the aggregate; or

     y. failure to have the TMP REIT  Securities be owned by a REIT (unless such failure is due to the action of the Buyer or Agent in not  registering  such TMP
REIT Securities in the name of a REIT or qualified REIT subsidiary).

                                       32

19.  REMEDIES

     Upon the  occurrence of an Event of Default,  Buyer,  at its option,  shall have any or all of the following rights and remedies,  which may be exercised by
Buyer in good faith:

     a. The  Repurchase  Date for each  Transaction  hereunder  shall be  deemed immediately to occur.

     b. The related Seller's  obligations  hereunder to repurchase all Purchased
Assets  at  the  Repurchase  Price  therefor  on the  Repurchase  Date  in  such
Transactions shall thereupon become immediately due and payable; all Income paid after such exercise or deemed exercise shall be retained by Buyer and applied to the  aggregate  Repurchase  Prices and any other  amounts  owing by the  related
Seller  hereunder;  the  related  Seller and each  Guarantor  shall  immediately deliver to Buyer or its designee any and all original papers,  records and files relating  to the  Purchased  Assets  subject  to  such  Transaction  then in any
Seller's and any Guarantor's possession and/or control; and all right, title and interest in and  entitlement  to such  Purchased  Assets thereon shall be deemed transferred to Buyer.

     c. Buyer may (A) sell,  on or following the Business Day following the date on which the Repurchase  Price became due and payable  pursuant to Section 19(b)
without  notice or demand of any kind,  at a public or private  sale and at such price or prices as Buyer may reasonably deem  satisfactory  any or all Purchased
Assets or (B) in its sole discretion  elect, in lieu of selling all or a portion of such Purchased  Assets,  to give the related Seller credit for such Purchased
Assets in an amount equal to the Market Value of the  Purchased  Assets  against the aggregate unpaid Repurchase Price and any other amounts owing by the related
Seller  hereunder.  The  related  Seller  shall  remain  liable to Buyer for any amounts  that  remain  owing to  Buyer  following  a sale or  credit  under  the preceding sentence. The proceeds of any disposition of Purchased Assets shall be applied  first to the  reasonable  costs and  expenses  incurred by the Buyer in connection with or as a result of an Event of Default; second to Breakage Costs, costs of cover  and/or  related  hedging  transactions;  third to the  aggregate
Repurchase Prices; and fourth to all other Obligations.

     d. The Buyer  covenants  and  agrees  that it shall not sell the  Purchased
Assets  to any  entity  that is not a REIT to the  extent  that any  requirement exists under the Code at such time that the  Purchased  Assets be held by a REIT in order for the trust issuing any such  Purchased  Assets to remain exempt from federal income taxes or have the TMP REIT  Securities  owned for tax purposes by any entity that is not a REIT or a qualified REIT subsidiary.

     e. The  parties  recognize  that it may not be possible to purchase or sell all of the  Purchased  Assets on a particular  Business Day, or in a transaction with the same  purchaser,  or in the same  manner  because  the  market for such
Purchased  Assets  may not be  liquid.  In view of the  nature of the  Purchased
Assets,  the parties agree that  liquidation  of a Transaction or the underlying
Purchased  Assets  does not  require a public  purchase  or sale and that a good faith  private  purchase  or  sale  shall  be  deemed  to  have  been  made in a commercially  reasonable manner.  Accordingly,  the Buyer may elect the time and manner of liquidating  any Purchased  Asset and nothing  contained  herein shall obligate Buyer to liquidate any Purchased Asset on the occurrence of an Event of
Default or to liquidate all  Purchased  Assets in the same manner or on the same
Business Day or constitute a

                                       33

waiver  of any right or remedy of  Buyer.  Notwithstanding  the  foregoing,  the parties to this Agreement agree that the Transactions  have been entered into in consideration of and in reliance upon the fact that all  Transactions  hereunder
constitute  a  single  business  and   contractual   obligation  and  that  each
Transaction has been entered into in consideration of the other Transactions.

     f. In  addition  to its  rights  hereunder,  Buyer  shall have the right to proceed  against  any  of  the  related  Seller's  assets  which  may  be in the possession of Buyer, Buyer's Affiliates or its designee,  including the right to liquidate  such assets and to set-off the  proceeds  against  monies owed by the related Seller to Buyer pursuant to this Agreement.  Buyer may set off cash, the proceeds of the  liquidation of the Purchased  Assets and  Additional  Purchased
Assets,  any other  Collateral or its proceeds and all other sums or obligations owed by  Buyer  to the  related  Seller  hereunder  against  all of the  related
Seller's   Obligations  to  Buyer,   whether  under  this  Agreement,   under  a
Transaction,  or under any  other  agreement  between  the  parties  (including, without limitation, the Existing Agreements), or otherwise,  whether or not such
Obligations  are then due,  without  prejudice  to Buyer's  right to recover any deficiency.

     g. Buyer may direct all Persons servicing the Purchased Assets to take such action with respect to the Purchased Assets as Buyer determines appropriate.

     h. The  related  Seller  shall be  liable  to Buyer  for the  amount of all expenses  (plus  interest  thereon at a rate  equal to the  Default  Rate),  and
Breakage Costs and all costs and expenses  incurred  within 30 days of the Event of Default in connection  with hedging or covering  transactions  related to the
Purchased Assets.

     i. Each Seller and each Guarantor  shall cause all sums received by it with respect to the Purchased Assets to be remitted to Buyer (or such other Person as
Buyer may direct) after receipt thereof.

     j. Buyer  shall  without  regard to the  adequacy of the  security  for the
Obligations,  be entitled to the  appointment  of a receiver by any court having jurisdiction,  without  notice,  to take  possession  of and  protect,  collect, manage, liquidate, and sell the Purchased Assets and any other Collateral or any portion  thereof,  collect the payments due with respect to the Purchased Assets and any other Collateral or any portion thereof,  and do anything that the Buyer is  authorized  hereunder  to do.  The  related  Seller  shall pay all costs and expenses  incurred by Buyer in connection with the appointment and activities of such receiver.

     k. Buyer may  enforce  its  rights and  remedies  hereunder  without  prior judicial process or hearing,  and the related Seller hereby expressly waives, to the extent  permitted by law, any right the related Seller might  otherwise have to require Buyer to enforce its rights by judicial  process.  The related Seller also waives,  to the extent  permitted  by law,  any defense the related  Seller might  otherwise  have  to the  Obligations,  arising  from  use of  nonjudicial process,  enforcement and sale of all or any portion of the Purchased Assets and any other Collateral or from any other election of remedies.  The related Seller recognizes  that  nonjudicial  remedies  are  consistent  with the usages of the trade, are responsive to commercial necessity and are the result of a bargain at arm's length.

                                       34

     l. In addition to all the rights and remedies specifically provided herein,
Buyer shall have all other rights and remedies  provided by applicable  federal, state,  foreign,  and  local  laws,  whether  existing  at law,  in equity or by statute.

     m. Upon the occurrence of an Event of Default,  Buyer shall have, except as otherwise expressly provided in this Agreement, the right to exercise any of its rights and/or remedies without presentment, demand, protest or further notice of any kind  other  than as  expressly  set forth  herein,  all of which are hereby expressly waived by the related Seller.

     n. The related  Seller hereby  authorizes  Buyer,  at the related  Seller's expense,  to  file  such  financing  statement  or  statements  relating  to the
Purchased  Assets and the  Collateral  without  the related  Seller's  signature thereon as Buyer at its option may deem  appropriate,  and appoints Buyer as the related  Seller's  attorney-in-fact  to execute any such financing  statement or statements  in the  related  Seller's  name and to perform  all other acts which
Buyer deems  appropriate to perfect and continue the lien and security  interest granted  hereby and to protect,  preserve and realize upon the Purchased  Assets and the Collateral,  including,  but not limited to, the right to endorse notes, complete  blanks in documents and execute  assignments  on behalf of the related
Seller as its  attorney-in-fact.  This  power of  attorney  is  coupled  with an interest and is irrevocable without Buyer's consent.

     o. Buyer may direct a Seller,  or its Affiliate,  to resign as the servicer of the Mortgage Assets and to cooperate with any successor servicer.

20.  DELAY NOT WAIVER; REMEDIES ARE CUMULATIVE

     No failure on the part of Buyer to  exercise,  and no delay in  exercising, any right,  power or remedy  hereunder  shall operate as a waiver  thereof,  nor shall any single or  partial  exercise  by Buyer of any  right,  power or remedy hereunder  preclude any other or further exercise thereof or the exercise of any other  right,  power or remedy.  All rights and  remedies of Buyer  provided for herein are  cumulative  and in addition to any and all other rights and remedies provided by law, the Program  Documents and the other instruments and agreements contemplated  hereby and thereby,  and are not  conditional or contingent on any attempt by Buyer to exercise any of its rights under any other related document.
Buyer may exercise at any time after the  occurrence  of an Event of Default one or more remedies, as it so desires, and may thereafter at any time and from time to time exercise any other remedy or remedies.

21.  USE OF EMPLOYEE PLAN ASSETS

     No assets of an  employee  benefit  plan  subject to any  provision  of the
Employee  Retirement  Income Security Act of 1974, as amended ("ERISA") shall be used by either party hereto in a Transaction.

22.  INDEMNITY

     a.  The  related  Seller  agrees  to  pay  on  demand  (i)  all  reasonable out-of-pocket  costs and  expenses  of Agent and  Buyer in  connection  with the preparation,  execution, delivery,  modification

                                       35

and  amendment  of  this  Agreement  (including,  without  limitation,  (A)  all collateral  review  and UCC  search and  filing  fees and  expenses  and (B) the reasonable  fees and  expenses  of counsel  for Agent and Buyer with  respect to advising  Agent  and  Buyer  as to  its  rights  and  responsibilities,  or  the perfection,  protection  or  preservation  of rights or  interests,  under  this
Agreement,  with respect to  negotiations  with the related Seller or with other creditors  of the  related  Seller  or any of its  Subsidiaries  arising  out of any-Default or any events or circumstances  that may arise to a Default and with respect to presenting claims in or otherwise  participating in or monitoring any bankruptcy,  insolvency or other similar proceeding  involving creditors' rights generally and any proceeding ancillary thereto); and (ii) all costs and expenses of Agent and Buyer in connection with the enforcement of this Agreement, whether in any action, suit or litigation,  any bankruptcy,  insolvency or other similar proceeding affecting creditors' rights generally (including, without limitation, the reasonable  fees and expenses of counsel for Agent and Buyer) whether or not the transactions contemplated hereby are consummated.

                                       36

     b. The related  Seller agrees to indemnify and hold harmless Agent and each of its respective Affiliates and Buyer and each of its respective Affiliates and their officers, directors, employees, agents and advisors (each, an "Indemnified
Party") from and against (and will reimburse each Indemnified  Party as the same is  incurred)  any and all claims,  damages,  losses,  liabilities  and expenses
(including,  without  limitation,  reasonable  fees and  expenses of counsel and allocated  costs of  internal  counsel)  that may be  incurred by or asserted or awarded  against  any  Indemnified  Party,  in each  case  arising  out of or in connection with or by reason of (including,  without  limitation,  in connection with any  investigation,  litigation  or other  proceeding  (whether or not such
Indemnified Party is a party thereto) relating to, resulting from or arising out of any of the Program  Documents and all other documents  related  thereto,  any breach of a  representation  or warranty of any Seller or any  Guarantor  or any
Seller's or any  Guarantor's  officers in this  Agreement  or any other  Program
Document,  and all actions taken  pursuant  thereto) (i) the  Transactions,  the actual or proposed use of the proceeds of the  Transactions,  this  Agreement or any of the transactions contemplated thereby, including, without limitation, any acquisition or proposed  acquisition  or (ii) the actual or alleged  presence of hazardous materials on any Property or any environmental  action relating in any way to any Property,  except to the extent such claim, damage, class,  liability or expense is found in a final,  non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified  Party's gross negligence or willful  misconduct  or is the  result  of a  claim  made by any  Seller  or any
Guarantor  against  the  Indemnified  Party,  and  the  related  Seller  or such
Guarantor is ultimately  the  successful  party in any  resulting  litigation or arbitration.  The related  Seller  also  agrees not to assert any claim  against
Agent or any of its Affiliates,  Buyer or any of its Affiliates, or any of their respective officers, directors,  employees,  attorneys and agents, on any theory of liability, for special,  indirect,  consequential or punitive damages arising out of or otherwise  relating to the Program  Documents,  the actual or proposed use  of  the  proceeds  of  the  Transactions,  this  Agreement  or  any  of the transactions  contemplated thereby. THE FOREGOING INDEMNITY AND AGREEMENT NOT TO
ASSERT CLAIMS EXPRESSLY APPLIES, WITHOUT LIMITATION,  TO THE NEGLIGENCE (BUT NOT
GROSS NEGLIGENCE, BAD FAITH OR WILLFUL MISCONDUCT) OF THE INDEMNIFIED PARTIES.

     c. Without limitation on the provisions of Section 4, if any payment of the
Repurchase  Price of any Transaction is made by the related Seller other than on the then scheduled Repurchase Date thereto as a result of an acceleration of the
Repurchase  Date  pursuant  to Section 19 or for any other  reason,  the related
Seller shall, except as otherwise provided in Sections 15 and 24, upon demand by
Buyer, pay to Buyer any Breakage Costs incurred as of a result of such payment.

     d. If the related Seller fails to pay when due any costs, expenses or other amounts  payable  by it under this  Agreement,  including,  without  limitation, reasonable fees and expenses of counsel and indemnities, such amount may be paid on behalf of the related Seller by Buyer, in its sole discretion.

     e. Without  prejudice to the survival of any other agreement of the related
Seller hereunder,  the easements and obligations of the related Seller contained in this Section  shall survive the payment in full of the  Repurchase  Price and all other amounts  payable  hereunder  and delivery of the  Purchased  Assets by
Buyer against full payment therefor.

23.  WAIVER OF REDEMPTION AND DEFICIENCY RIGHTS

                                       37

     The related Seller hereby expressly waives, to the fullest extent permitted by law, every statute of limitation on a deficiency  judgment,  any reduction in the  proceeds of any  Purchased  Assets as a result of  restrictions  upon Buyer contained  in  the  Program  Documents  or any  other  instrument  delivered  in connection  therewith,  and any right  that it may have to  direct  the order in which  any of the  Purchased  Assets  shall be  disposed  of in the event of any disposition pursuant hereto.

24.  REIMBURSEMENT

     All sums  reasonably  expended by Buyer in connection  with the exercise of any right or remedy provided for herein shall be and remain the related Seller's obligation.  The related Seller agrees to pay, with interest at the Default Rate
to  the  extent  that  an  Event  of  Default  has  occurred,   the   reasonable
out-of-pocket  expenses  and  reasonable  attorneys'  fees  incurred by Buyer in connection with the preparation,  enforcement or  administration  of the Program
Documents,  the  taking of any  action,  including  legal  action,  required  or permitted to be taken by Buyer (without  duplication to Buyer) pursuant thereto, any "due diligence" or loan agent reviews  conducted by Buyer or on their behalf or by  refinancing  or  restructuring  in the  nature of a  "workout".  If Buyer determines that, due to the introduction of, any change in, or the compliance by
Buyer with (i) any eurocurrency  reserve  requirement or (ii) the interpretation of any law,  regulation  or any  guideline  or request  from any central bank or other  Governmental  Authority  (whether or not having the force of law),  there shall be an  increase  in the cost to Buyer in  engaging  in the  present or any future  Transactions,  then the related Seller agrees to pay to Buyer, from time to time, upon demand by Buyer the actual cost of additional amounts as specified by Buyer to compensate Buyer for such increased costs. Notwithstanding any other provisions  in  this  Agreement,  in  the  event  of  any  such  change  in  the eurocurrency reserve requirement or the interpretation of any law, regulation or any guideline or request from any central bank or other Governmental  Authority, the  related  Seller  will have the right to  terminate  all  Transactions  then outstanding  as of a date  selected by the related  Seller,  which date shall be prior to the applicable  Repurchase Date and which date shall thereafter for all purposes hereof,  be deemed to be the Repurchase Date. In addition,  Buyer shall promptly  notify  Seller if any events in clause (i) or (ii) of this  Section 24 occur.

25.  FURTHER ASSURANCES

     The Sellers and each Guarantor agree to do such further acts and things and to execute and deliver to Buyer such  additional  assignments,  acknowledgments, agreements,  powers and instruments as are reasonably required by Buyer to carry into effect the intent and purposes of this Agreement,  to perfect the interests of Buyer in the Purchased  Assets or to better assure and confirm unto Buyer its rights, powers and remedies hereunder.

26.  ENTIRE AGREEMENT; PRODUCT OF NEGOTIATION

     This  Agreement  supersedes  and  integrates  all  previous   negotiations,
contracts,  agreements and understandings between the parties relating to a sale and  repurchase of Purchased  Assets  thereto,  and it,  together with the other
Program Documents, and the other documents delivered pursuant hereto or thereto, contains  the entire  final  agreement  of the  parties.  No prior  negotiation, agreement, understanding or prior contract shall have any validity therefor.

                                       38

27.  TERMINATION

     This  Agreement  shall remain in effect until the earliest of the following
(the "Termination  Date"): (i) April 16, 2008 (the "Maturity Date"),  subject to automatic  renewal  for  another  term of 364 days to the extent  Buyer fails to provide Sellers with at least 120 days notice of Buyer's  intention to terminate this Agreement on the Maturity Date (provided that such automatic  renewal shall occur no more than once), (ii) at Buyer's option upon the occurrence of an Event of Default,  (iii)  Buyer,  at its option,  terminates  the  Agreement  upon the occurrence of a Change of Control at any time within ninety (90) days  following such Change of Control or (iv) at Sellers'  option upon five (5)  business  days notice to Buyer of Sellers' intention to terminate this Agreement.  However,  no such termination  shall affect the related Seller's  outstanding  obligations to
Buyer at the time of such  termination.  The  related  Seller's  obligations  to indemnify Buyer pursuant to this Agreement shall survive the termination hereof.
Any such termination pursuant to clauses (ii), (iii) or (iv) above shall require payment by Sellers  of the  Repurchase  Price plus a fee equal to the amount set forth in the Side Letter.

28.  ASSIGNMENT

     The Program  Documents are not assignable by the related Seller.  Buyer may from time to time  assign all or a portion of its rights and  obligations  under this  Agreement  and the  Program  Documents  without  consent  of the  Sellers;
provided,  however, that Buyer shall maintain,  for review by the related Seller upon  written  request,  a  register  of  assignees  and a copy  of an  executed assignment and acceptance by Buyer and assignee  ("Assignment and  Acceptance"), specifying the percentage or portion of such rights and obligations assigned and such  assignment  will be to a REIT with respect to the TMP REIT Securities and, in all cases,  that such assignee  will provide tax forms to Sellers  claiming a zero rate of  withholding.  Upon such  assignment,  (a) such assignee shall be a party hereto and to each  Program  Document to the extent of the  percentage  or portion set forth in the  Assignment  and  Acceptance,  and shall succeed to the applicable  rights and obligations of Buyer  hereunder,  and (b) Buyer shall, to the extent  that such  rights and  obligations  have been so  assigned  by it to another  Person  approved  by  the  related  Seller  (such  approval  not  to be unreasonably  withheld) which assumes the obligations of Buyer, be released from its obligations  hereunder accruing  thereafter and under the Program Documents.
Unless  otherwise  stated in the Assignment and  Acceptance,  the related Seller shall continue to take directions solely from Buyer unless otherwise notified by
Buyer in writing.  Buyer may distribute to any prospective assignee any document or other information  delivered to Buyer by the related Seller.  Notwithstanding any  assignment by Buyer  pursuant to this Section 28, Buyer shall remain liable as to the  Transactions.  Buyer and Agent agree that,  provided that no Event of
Default  exists  under  this  Agreement  or  the  Master  Repurchase   Agreement
(Servicing  Rights),  any  assignment  of this  Agreement  will be only  done in connection  with an assignment  of the Master  Repurchase  Agreement  (Servicing
Rights) in a single transaction.

29.  AMENDMENTS, ETC.

     No amendment or waiver of any  provision of this  Agreement nor any consent to any failure to comply  herewith or therewith  shall in any event be effective unless the same shall be in writing  and signed by Sellers  and Buyer,  and then such  amendment,  waiver or  consent  shall be  effective  only in the  specific instance and for the specific purpose for which given.

                                       39

30.  SEVERABILITY

     If any provision of any Program  Document is declared  invalid by any court of competent jurisdiction,  such invalidity shall not affect any other provision of the Program  Documents,  and each Program  Document  shall be enforced to the fullest extent permitted by law.

31.  BINDING EFFECT: GOVERNING LAW

     This  Agreement  shall be binding  and inure to the  benefit of the parties hereto and their respective successors and assigns,  except that Sellers may not assign or transfer any of its rights or obligations  under this Agreement or any other  Program  Document  without  the prior  written  consent  of  Buyer.  THIS
AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAW OF THE
STATE OF NEW YORK,  WITHOUT  GIVING  EFFECT TO THE  CONFLICT OF LAWS  PRINCIPLES
THEREOF.

32.  CONSENT TO JURISDICTION

     SELLERS HEREBY WAIVE TRIAL BY JURY. SELLERS HEREBY  IRREVOCABLY  CONSENT TO
THE NON-EXCLUSIVE  JURISDICTION OF ANY COURT OF THE STATE OF NEW YORK, OR IN THE
UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK,  ARISING OUT
OF OR RELATING TO THE PROGRAM  DOCUMENTS  IN ANY ACTION OR  PROCEEDING.  SELLERS
HEREBY  SUBMIT TO, AND WAIVE ANY  OBJECTION  SELLERS MAY HAVE TO,  NON-EXCLUSIVE
PERSONAL  JURISDICTION  AND VENUE IN THE COURTS OF THE STATE OF NEW YORK AND THE
UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, WITH RESPECT
TO ANY DISPUTES ARISING OUT OF OR RELATING TO THE PROGRAM DOCUMENTS.

33.  SINGLE AGREEMENT

     Each Seller,  each Guarantor and Buyer  acknowledge  that, and have entered hereinto and will enter into each Transaction  hereunder in consideration of and in reliance upon the fact that, all Transactions  hereunder  constitute a single business and contractual  relationship  and have been made in  consideration  of each other. Accordingly, each Seller, each Guarantor and Buyer each agree (i) to perform all of its  obligations in respect of each  Transaction  hereunder,  and that a default in the  performance of any such  obligations  shall  constitute a default by it in respect of all Transactions hereunder,  and (ii) that payments, deliveries and other transfers made by any of them in respect of any Transaction shall be deemed to have been made in consideration  of payments,  deliveries and
other  transfer  in  respect  of  any  other  Transaction  hereunder,   and  the
obligations  to make any such payments,  deliveries  and other  transfers may be applied against each other and netted.

34.  INTENT

     Sellers,  Guarantors  and  Buyer  recognize  that  each  Transaction  is  a
"securities  contract" as that term is defined in Section 741 of Title 11 of the
United States Code, as amended ("USC").

     It is understood  that a Buyer's  right to liquidate  the Purchased  Assets delivered to it in connection with the Transactions hereunder or to exercise any other remedies pursuant to Section 19 hereof is a contractual right to liquidate such Transaction as described in Sections 555 and 559 of Title 11 of the USC.

35.  NOTICES AND OTHER COMMUNICATIONS

     Except as  provided  herein,  any  notice  required  or  permitted  by this
Agreement  shall be in writing and shall be effective and deemed  delivered only when  received  by the  party to which it is  sent;  provided,  however,  that a facsimile  transmission  shall be deemed to be received when transmitted so long as the  transmitting  machine has provided an electronic  confirmation  (without error  message) of such  transmission.  Notice to NMI, NFI or NFI Holding  shall constitute  notice to each and all of such  entities.  Any such notice  shall be sent to a party at the address or facsimile transmission number set forth below:

if to NMI, NCFLLC or NCFC:

                  NovaStar Mortgage, Inc.
                  8140 Ward Parkway, Suite 300
                  Kansas City, Missouri 64114
                  Attention:     Todd Phillips
                  Telephone:     (816) 237-7559
                  Facsimile:     (816) 237-7515
                  E-mail:        todd.phillips@novastar1.com

if to NFI:

                  NovaStar Financial, Inc.
                  8140 Ward Parkway, Suite 300
                  Kansas City, Missouri 64114
                  Attention:     Todd Phillips
                  Telephone:     (816) 237-7559
                  Facsimile:     (816) 237-7515
                  E-mail:        todd.phillips@novastar1.com

if to NFI Holding:

                  NFI Holding Corporation
                  8140 Ward Parkway, Suite 300
                  Kansas City, Missouri 64114
                  Attention:     Todd Phillips
                  Telephone:     (816) 237-7559
                  Facsimile:     (816) 237-7515
                  E-mail:        todd.phillips@novastar1.com

if to Wachovia Investment Holdings, LLC:

                                       41

                  Wachovia Investment Holdings, LLC
                  One Wachovia Center
                  301 South College Street
                  Charlotte, North Carolina 28288
                  Attention:  RMC Asset-Backed Lending
                  Telephone:     (704) 715-6133
                  Facsimile:     (704) 383-8121

                  With a copy to:
                  Wachovia Capital Markets, LLC
                  One Wachovia Center
                  301 South College Street
                  Charlotte, North Carolina 28288
                  Attention:  RMC Asset-Backed Lending
                  Telephone:     (704) 715-6133
                  Facsimile:     (704) 383-8121

                  or, for Transaction Notices and related documents:
                  Attention:     Chad Cote
                  Telephone:     704-715-1150
                  Facsimile:     704-715-1823
                  E-mail:        chad.cote@wachovia.com

as such address or number may be changed by like notice.

                                       42

36.  CONFIDENTIALITY

     (a) This Agreement and its terms,  provisions,  supplements and amendments, and transactions and notices  hereunder,  are proprietary to Buyer and Agent and shall be held by Sellers (and Sellers shall cause each  Guarantor to hold it) in strict  confidence  and shall not be  disclosed  to any third party  without the consent of Buyer except for (i) disclosure to each Seller's  direct and indirect parent companies, attorneys, agents or accountants, provided that such attorneys or accountants likewise agree to be bound by this covenant of confidentiality or
(ii) upon prior written  notice to Buyer,  which is hereby given with respect to the Form  8-K NFI will  file in  connection  with  entry  into  this  Agreement, disclosure  required  by law,  rule,  regulation  or  order  of a court or other regulatory  body or (iii)  with  prior  written  notice to Buyer,  any  required
Securities  and Exchange  Commission or state  securities'  law  disclosures  or filings,  which shall not include the Side  Letter  unless  otherwise  agreed by
Buyer in writing.  Notwithstanding  anything herein to the contrary,  each party
(and each employee,  representative,  or other agent of each party) may disclose to any and all persons,  without  limitation of any kind,  the tax treatment and tax  structure  of the  transaction  and all  materials  of any kind  (including opinions  or other tax  analyses)  that are  provided to it relating to such tax treatment and tax structure.  For this purpose,  tax treatment and tax structure shall not include  (i) the  identity  of any  existing  or future  party (or any
Affiliate  of  such  party)  to this  Agreement  or (ii)  any  specific  pricing information  or other  commercial  terms,  including  the  amount  of any  fees, expenses,  rates  or  payments  arising  in  connection  with  the  transactions contemplated by this Agreement.

     (b) Buyer acknowledges that certain of the information provided to it by or on behalf of any Seller or the Guarantor in connection  with this  Agreement and the transactions contemplated hereby is or may be confidential, and Buyer agrees that, unless such Seller or the Guarantor, as applicable,  shall otherwise agree in writing  (subject to subsections (c) and (d) below),  Buyer will not disclose to any other person or entity any information regarding any non-public financial statements,  reports  and  other  information  furnished  by any  Seller  or the
Guarantor  to Buyer  pursuant to or in  connection  with any  Program  Document, unless such information was known to Buyer on a non-confidential  basis prior to disclosure by any Seller or the Guarantor.

     (c) Each party may disclose certain confidential  information to (i) any of
such  party's  attorneys,  consultants,   accountants,  financial  advisors  and
independent  auditors,  (ii) any actual or potential  assignee or participant of
Buyer  under  this  Agreement,  (iii) any  municipal,  state,  federal  or other regulatory body in order to comply with any law, order,  regulation,  request or ruling or (iv) in the event such party is legally compelled by subpoena or other similar process.  After an Event of Default, Buyer may disclose any confidential information in connection with the sale of the Purchased Assets.

     (d) Notwithstanding  anything contained herein to the contrary, Buyer shall not  disclose  or  otherwise  take any action  with  respect to any  information furnished by any Seller,  the Guarantor or any attorney or other  representative of any Seller or the  Guarantor,  that would cause any Seller,  the Guarantor or any affiliate thereof, to be in violation of any requirement of any law, rule or regulation prohibiting the disclosure of information regarding mortgagors.

                                       43

37.  JOINT AND SEVERAL LIABILITY

     The  Sellers  hereby  acknowledge  and  agree  that  they are  jointly  and severally liable to the Buyer for all  representations,  warranties,  covenants, obligations and liabilities of each of the Sellers hereunder. The Sellers hereby further acknowledge and agree that any Default,  Event of Default or breach of a representation,  warranty  or  covenant by any Seller  under this  Agreement  is hereby  considered  a  Default,  Event of Default  or breach by each  Seller.  A
Seller's  subrogation  claims arising from payments to Buyer shall  constitute a capital investment in another Seller (1)subordinated to any claims of Buyer, and
(2) equal to a ratable share of the equity interests in such Seller. The Sellers hereby:  (a)  acknowledge  and agree that the Buyer shall have no  obligation to proceed against one Seller before proceeding against the other Seller, (b) waive any  defense to their  obligations  under this  Agreement  or any other  Program
Document  based  upon or  arising  out of the  disability  or other  defense  or cessation of liability  of one Seller  versus the other or of any other  Person, and (c) waive any right of subrogation or ability to proceed  against any Person or to participate in any security for the Obligations until the Obligations have been paid and performed in full.

38.  CROSS COLLATERALIZATION

     The Purchased Assets subject to any Transaction hereunder, purchased assets pursuant to the Repurchase Agreement (2007 Servicing Rights) or purchased assets pursuant to any repurchase  agreement or similar  financing  agreement among the
Buyer,  Sellers  and  Guarantors  or any  affiliates  of Sellers  or  Guarantors
(collectively the "Wachovia Financing Facilities") shall be cross collateralized with the Purchased Assets subject to any purchase transaction pursuant to any of the Wachovia Financing Facilities.

                            [Signature Page Follows]

                                       44

     IN WITNESS WHEREOF, Sellers,  Guarantors, Buyer and Agent have caused their names to be signed  to this  Master  Repurchase  Agreement  by their  respective officers thereunto duly authorized as of the date first above written.

                                  NOVASTAR MORTGAGE, INC., as Seller

                                  By:  /s/ Michael L. Bamburg
                                     -----------------------------------------
                                  Name:  Michael L. Bamburg
                                       ---------------------------------------
                                  Title: Senior Vice President
                                        --------------------------------------

                                  NOVASTAR CERTIFICATES FINANCING LLC,
                                  as Seller

                                  By:   /s/ Michael L. Bamburg
                                     -----------------------------------------
                                  Name:  Michael L. Bamburg
                                       ---------------------------------------
                                  Title: Senior Vice President
                                        --------------------------------------

                                  NOVASTAR CERTIFICATES FINANCING
                                  CORPORATION, as Seller

                                  By:   /s/ Todd M. Phillips
                                     -----------------------------------------
                                  Name:  Todd M. Phillips
                                       ---------------------------------------
                                  Title: Vice President, Treasurer & Controller
                                        --------------------------------------

                                  WACHOVIA INVESTMENT HOLDINGS, LLC, as
                                  Buyer

                                  By:   /s/ Andrew W. Riebe
                                     -----------------------------------------
                                  Name:  Andrew W. Riebe
                                       ---------------------------------------
                                  Title: Director
                                        --------------------------------------

                                  WACHOVIA CAPITAL MARKETS, LLC, as Agent

                                  By:   /s/ Scott Schuman
                                     -----------------------------------------
                                  Name:  Scott Schuman
                                       ---------------------------------------
                                  Title: Vice President
                                        --------------------------------------

Acknowledged and Agreed:

NFI HOLDING CORPORATION, as Guarantor

By:   /s/ Todd M. Phillips
   ----------------------------------------------
Name:  Todd M. Phillips
     --------------------------------------------
Title: Vice President, Treasurer & Controller
      -------------------------------------------

NOVASTAR FINANCIAL, INC., as Guarantor

By:   /s/ Michael L. Bamburg
   ----------------------------------------------
Name:  Michael L. Bamburg
     --------------------------------------------
Title: Executive Vice President
      -------------------------------------------

NOVASTAR MORTGAGE INC., as Guarantor

By:   /s/ Michael L. Bamburg
   ----------------------------------------------
Name:  Michael L. Bamburg
     --------------------------------------------
Title: Senior Vice President
      -------------------------------------------

HOMEVIEW LENDING, INC., as Guarantor

By:   /s/ Todd M. Phillips
   ----------------------------------------------
Name:  Todd M. Phillips
     --------------------------------------------
Title: Vice President
      -------------------------------------------